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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Alderwoods Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALDERWOODS GROUP, INC.
311 Elm Street, Suite 1000
Cincinnati, Ohio 45202-2706

Notice of Annual Meeting of Shareholders
To be held on April 28, 2005

TO OUR SHAREHOLDERS:

        The Annual Meeting of Shareholders of Alderwoods Group, Inc. (the "Company") will be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 at 10:30 a.m. (Eastern Daylight Time) on Thursday, the 28th day of April 2005, for the following purposes:

  1.
  to elect nine Directors;

  2.
  to approve an Employee Stock Purchase Plan for the Company;

  3.
  to approve a 2005 Equity Incentive Plan for the Company; and

  4.
  to act on such other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

        Shareholders of record at the close of business on March 1, 2005 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please mark, date and sign the enclosed form of proxy promptly and return it in the envelope provided for that purpose.

Cincinnati, Ohio April 4th, 2005	BY ORDER OF THE BOARD OF DIRECTORS Ellen Neeman Senior Vice President, Legal & Compliance, Corporate Secretary

TABLE OF CONTENTS
(continued)

ALDERWOODS GROUP, INC.
311 Elm Street, Suite 1000
Cincinnati, Ohio 45202-2706

Proxy Statement

In connection with the Annual Meeting of Shareholders
to be held on April 28, 2005

Dated as of April 4, 2005

        THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF ALDERWOODS GROUP, INC. (THE "COMPANY") OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 at 10:30 a.m. (Eastern Daylight Time) on Thursday, the 28th day of April, 2005, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders ("Notice of Meeting").

        This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about April 4, 2005. A copy of the Annual Report to Shareholders of the Company for the fiscal year ended January 1, 2005, including the consolidated financial statements, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Meeting.

        The record date for the Meeting is March 1, 2005. Only shareholders of record at the close of business on that date are entitled to attend and vote at the Meeting. The only class of stock that can be voted at the meeting is the Company's common stock, par value $0.01 per share (the "Common Stock"). Each share of Common Stock is entitled to vote on all matters that come before the Meeting and is entitled to one vote on each matter properly brought before the Meeting. At the close of business on the record date, March 1, 2005, there were 40,060,010 shares of Common Stock outstanding.

        Holders of a majority of the shares of the Common Stock must be present in person or by proxy in order for a quorum to be present. If a quorum is not present at the scheduled time of the Meeting, it may be adjourned without notice other than an announcement at the Meeting, until a quorum is present or represented. Any business which could have been transacted at the Meeting as originally scheduled can be conducted at the adjourned Meeting. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted on that matter, although it will be counted for purposes of determining whether there is a quorum. Shares represented by "broker non-votes" will be counted in determining whether there is a quorum but will not be counted as votes cast on any matter.

        The total cost of solicitation of proxies will be borne by the Company. The solicitation of proxies is being made initially by mail. Directors, officers and other employees of the Company may solicit proxies in person, by telephone, by mail or other means, but they will not be specifically compensated for these services. Brokers, banks and other persons will be reimbursed by the Company for expenses they incur in forwarding proxy material to obtain voting instructions from beneficial shareholders. The Company also has hired Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. The Company has agreed to pay Georgeson Shareholder Communications, Inc. $7,000 plus customary out-of-pocket expenses for these services.

VOTING OF PROXIES

        A shareholder may vote his or her shares in person or by proxy. A vote by proxy requires each shareholder to complete and sign the enclosed proxy card and return it in the enclosed envelope. The shares of each shareholder will be voted in accordance with the shareholder's instructions. To be counted, Wells Fargo Shareowner Services must receive the completed proxy no later than Wednesday, April 27, 2005 at 5:00 p.m. (Eastern Daylight Time) at P.O. Box 64873, Saint Paul, Minnesota 55164-9397.

        A shareholder may attend the Meeting and vote in person. Shareholders who hold Common Stock in his or her own name and are recorded as registered holders on the Company's records maintained by our transfer agent, Wells Fargo Shareowner Services, need only attend the Meeting to vote his or her shares in person. Shareholders who hold Common Stock through a broker or other nominee who wish to vote at the Meeting will need to present a written consent from the broker or nominee permitting the shareholder to vote the shares in person at the Meeting.

        A shareholder may revoke his or her proxy at any time before it is voted at the Meeting by giving written notice to the Secretary of the Company that the proxy has been revoked or providing a later dated proxy. Any written notice should be sent to the Secretary at 311 Elm Street, Suite 1000, Cincinnati, Ohio 45202-2706 at any time prior to 5:00 p.m. (Eastern Daylight Time) on Wednesday, April 27, 2005. Attendance at the Meeting and participation in a vote by a shareholder will automatically revoke the proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

        A shareholder's shares will be cast as indicated on the proxy card. If the proxy card is signed without indicating how the shareholder wishes to vote, these shares will be voted FOR the nominees for directors, FOR the Alderwoods Group, Inc. Employee Stock Purchase Plan and FOR the Alderwoods Group, Inc. 2005 Equity Incentive Plan and in the discretion of the proxy holder(s) on any other matter that may properly be brought before the Meeting or any adjournment of the Meeting.

        The votes will be tabulated and certified by our transfer agent, Wells Fargo Shareowner Services. A representative of Wells Fargo will serve as the inspector of election at the Meeting.

        Your vote is important. Shareholders are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy in the enclosed business reply envelope.

REQUIRED VOTES

        The Directors are elected by a plurality of the votes cast at the Meeting by shares represented in person or by proxy and entitled to vote for the election of Directors; therefore, the nine nominees receiving the highest number of votes will be elected. Each other matter to be voted upon at the Meeting requires the affirmative vote of a majority of the shares represented in person or by proxy, entitled to vote on the matter and actually voted on the matter for approval. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote for the election of directors, approval of the Employee Stock Purchase Plan or approval of the 2005 Equity Incentive Plan.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

        Nine Directors are to be elected at the Meeting, each for a term expiring at the Annual Meeting of Shareholders to be held in 2006 and until their successors are elected and qualified. Each of the nominees named below was elected a Director at the Annual Meeting of Shareholders held in 2004.

        Although the Board does not contemplate that any nominee will be unable or unwilling to serve, if such situation arises, the proxies that do not withhold authority to vote for Directors will be voted for a substitute nominee(s) chosen by the Board. Proxies cannot be voted on the election of Directors for a greater number of persons than nine, which is the number of nominees named herein.

Information Regarding Director Nominees

Name	Age at March 1, 2005	Position Held	Principal Occupation (If Different from Position Held)	Director Since
JOHN S. LACEY	61	Chairman of the Board and Director		2002
PAUL A. HOUSTON	56	President, Chief Executive Officer and Director		2002
LLOYD E. CAMPBELL	47	Director	Managing Director, Rothschild Inc.	2002
ANTHONY G. EAMES	61	Director	President and Chief Executive Officer of A.G. Eames Consulting	2002
CHARLES M. ELSON	45	Director	Professor of Corporate Governance, University of Delaware; Of Counsel to Holland & Knight LLP	2002
DAVID R. HILTY	36	Director	Managing Director, Houlihan Lokey Howard & Zukin	2002
OLIVIA F. KIRTLEY	54	Director	Certified Public Accountant and Business Consultant	2002
WILLIAM R. RIEDL	64	Director	Retired	2002
W. MACDONALD SNOW, JR.	65	Director	Retired	2002

        John S. Lacey became the Chairman of the Board of the Company on January 2, 2002. From January 1999 to January 2002, Mr. Lacey was the Chairman of the Board of Directors of The Loewen Group Inc., a former affiliate of the Company ("Loewen Group"). In December 1998, Mr. Lacey became a director of Loewen Group. From July 1998 to November 1998, Mr. Lacey was President and Chief Executive Officer of The Oshawa Group Ltd., a marketer of food and pharmaceutical products, in Toronto, Ontario. From November 1996 to July 1998, Mr. Lacey was President and Chief Executive Officer of WIC Western International Communications, Inc., a private broadcaster, in Vancouver, British Columbia, Canada. Mr. Lacey is also a director of Telus Corporation, Western Forest Products, Canadian Tire Corporation, Limited and the Canadian Imperial Bank of Commerce.

        Paul A. Houston became a Director, President and Chief Executive Officer of the Company on January 2, 2002. From December 1999 to January 2002, Mr. Houston was President and Chief Executive Officer of Loewen Group and President of Loewen Group International, Inc., the Company's predecessor. Additionally, Mr. Houston served as a director of Loewen Group from June 1999 to January 2002. From August 1996 to October 1999, Mr. Houston was President and Chief Executive Officer of Scott's Restaurants Inc., a quick service food company. Mr. Houston is also a director of CFM Corporation.

        Lloyd E. Campbell became a Director of the Company on January 2, 2002. Mr. Campbell became the Managing Director and Group Head of the Private Placement Group at Rothschild Inc., an investment bank, in June 2001. Prior to joining Rothschild, Mr. Campbell was a Managing Director and Head of the Private Finance Group at Credit Suisse First Boston, an investment bank from August 1986 through March 2001. He is also a director of Spartech Corporation.

        Anthony G. Eames became a Director of the Company on January 2, 2002. Mr. Eames has been the President and Chief Executive Officer of A.G. Eames Consulting since January 2001. From 1987 to 2001, Mr. Eames served as the President and Chief Executive Officer of Coca-Cola Ltd., the Canadian subsidiary of The Coca-Cola Company, a manufacturer, distributor and marketer of soft drink concentrates and syrups. Mr. Eames also currently serves as Vice-President of The Canadian Special Olympics Foundation, President of Tony & Robin Eames Family Foundation and the Vice Chairman of Tennis Canada.

        Charles M. Elson became a Director of the Company on January 2, 2002. Mr. Elson has been the Edgar S. Woolard, Jr., Chair in Corporate Governance and the Director of the Weinberg Center for Corporate Governance at the University of Delaware since August 2000, and Of Counsel to Holland & Knight LLP, a law firm, since May 1995. From 1990 until 2001, Mr. Elson was Professor of Law at Stetson University College of Law. Mr. Elson is also a director of Autozone, Inc. and HealthSouth Corporation.

        David R. Hilty became a Director of the Company on January 2, 2002. Mr. Hilty has served in various capacities with the investment bank of Houlihan Lokey Howard & Zukin since 1990, becoming a Vice President in 1997, Senior Vice President in 1999 and a Director in 2000. He is currently a Managing Director and the Co-Head of Financial Restructuring of Houlihan Lokey Howard & Zukin in New York. Mr. Hilty is also a director of Cypress Financial Holdings Corp.

        Olivia F. Kirtley became a Director of the Company on January 2, 2002. Ms. Kirtley is a Certified Public Accountant and Business Consultant. From 1998 to 1999, Ms. Kirtley served as Chair of the Board for the American Institute of Certified Public Accountants. From 1991 to 2000, Ms. Kirtley held the positions of Vice President and Chief Financial Officer of Vermont American Corporation, an international manufacturer and marketer of power tool accessories. Ms. Kirtley also serves as a director of Lancer Corporation, Res-Care, Inc. and Papa John's International, Inc. Ms. Kirtley currently serves as Chairman of the Board of Directors of Delta Dental Plan of Kentucky, Inc. and The Community Foundation of Louisville.

        William R. Riedl became a Director of the Company on January 2, 2002. From December 1998 to January 2002, Mr. Riedl was a director of Loewen Group. From April 1991 until September 1991, Mr. Riedl was the Chief Financial Officer of Fairvest Securities Corporation, a stock brokerage firm that specialized in matters of corporate governance and shareholder rights, and from October 1991 until his retirement in December 2000, Mr. Riedl served as the President, Chief Executive Officer and Chairman of the Board of Fairvest Securities Corporation.

        W. MacDonald Snow, Jr. became a Director of the Company on January 2, 2002. Mr. Snow held various positions with Prudential Insurance Company of America, a securities broker and investment advisor, from 1964 until his retirement in 1996, becoming Chief Credit Policy Officer and Chief of Staff, Private Placement Group in 1991 and Strategic Planning Officer in 1994.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES.

THE BOARD, COMMITTEES OF THE BOARD
AND DIRECTOR COMPENSATION

Corporate Governance

        Our senior management, under the direction of our Board, manages the Company's business. The Board operates within a comprehensive plan of corporate governance and has adopted, and periodically reviews, policies and procedures to guide it in the discharge of its oversight responsibilities.

        The Board has adopted Corporate Governance Principles (the "Principles") to assist the Board in the exercise of its responsibilities and in serving the best interests of the Company and its shareholders. The Principles provide guidance to the Board in discharging its responsibilities with respect to various matters, including the composition and selection of Board and Committee members, Board operations and succession and management development. The Principles also incorporate NASDAQ requirements and Securities and Exchange Commission ("SEC") rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. In addition, the Company has adopted a Code of Business Conduct and Ethics (the "Code"), which applies to all Directors and employees of the Company, including the senior executive and financial officers of the Company and its subsidiaries.

        Copies of the Principles, the Code and the charters adopted by the Board for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are available on our website at www.alderwoods.com in the Governance section of the Investor Relations page. Copies of these documents are also available free of charge upon written request to the Company's Secretary.

        Shareholders may communicate with the Board or any individual Director by mail, with the envelope containing the communication addressed as follows: Alderwoods Group, Inc., Attention: Corporate Secretary (Board Communication or name of individual Director, as applicable), 311 Elm Street, Suite 1000, Cincinnati, Ohio 45202-2706. Any shareholder communications so addressed will be delivered unopened to the Chairman of the Board, if addressed to the Board, or to the Director to whom it was addressed. The Chairman of the Board will relay to the full Board communications addressed to the Board.

        Board members are expected to expend reasonable efforts to attend Annual Meetings of Shareholders of the Company. Each of the Board members attended the Meeting of Shareholders held in 2004.

Determinations Regarding Director Independence and Audit Committee Financial Expert

        The Board has determined that each of the following individuals meets the independence standards of the Principles and the independence standards of NASDAQ Rule 4200(a)(15): Lloyd E. Campbell, Anthony G. Eames, Charles M. Elson, David R. Hilty, Olivia F. Kirtley, William R. Riedl and W. MacDonald Snow, Jr. In addition, the Board has determined that each member of the three standing committees of the Board meets the independence requirements applicable to those committees as set forth in the NASDAQ Rules. Furthermore, the Board has determined that at least one of the Audit Committee members, Ms. Kirtley, satisfies the SEC's criteria to serve as the "audit committee financial expert."

Board and Committee Meetings and Committees of the Board

        Meeting Attendance.    The Board held eight (8) meetings during fiscal 2004, six (6) of which were in-person meetings and two (2) of which were telephonic meetings. The Board's policy is to conduct its specific oversight tasks through committees, with the objective of freeing the Board as a whole to focus on strategic oversight and matters that by law or custom require the attention of the full Board. The standing committees of the Board are the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee. In fiscal 2004, each incumbent Director attended at least 88% of the total number of meetings held by the Board of Directors and by the respective Committees on which he or she served during his or her tenure.

        Audit Committee.    The Audit Committee assists the Board in fulfilling its duties and responsibilities with respect to the accounting and financial reporting practices of the Company and the audits of the financial statements of the Company. The Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and monitors the Company's financial reporting process and systems of internal controls. It also is responsible for the appointment, compensation and retention of the independent auditor and oversees the independence and performance of the Company's independent auditor (including oversight of the audit of the Company's financial statements) and oversees the performance of the internal auditing function. In addition, the Audit Committee provides an avenue of communication between the Board, the independent auditor, financial management and the internal auditor. During fiscal 2004, the members of this Committee were Olivia F. Kirtley (Chair), Charles M. Elson, David R. Hilty and W. Macdonald Snow, Jr. Mr. Elson resigned as a member of the Audit Committee on November 17, 2004 due to scheduling conflicts. The Audit Committee held eight (8) meetings during fiscal 2004, five (5) of which were in person and three (3) of which were telephonic meetings.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in the identification, recruitment and selection of individuals qualified to become Board members and recommends to the Board nominees to stand for election as Directors at each Annual Meeting of Shareholders. In addition, this Committee makes recommendations regarding the composition of committees of the Board (including which member should chair each committee), monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, developed and recommended to the Board the Principles, and will periodically develop and recommend appropriate modifications or amendments to those Principles, and monitors compliance with the Code, and periodically assesses the adequacy of, and will periodically recommend for the Board's approval, appropriate changes to the Code. During fiscal 2004, the members of this Committee were William R. Riedl (Chair), Lloyd E. Campbell and Charles M. Elson. The Nominating and Corporate Governance Committee held five (5) in-person meetings during fiscal 2004.

        By complying with the advance notice provisions relating to nominations of directors contained in the Company's Bylaws, a shareholder may nominate an individual for election as a Director at an Annual Meeting of Shareholders. Although shareholders should refer to the Company's Bylaws for the specific requirements, the advance notice provisions include a requirement that the shareholder's written notice must be received by the Company not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's Annual Meeting of Shareholders, unless the date of the Annual Meeting of Shareholders is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year's Annual Meeting of Shareholders, in which case notice must be received not later than the later of 90 calendar days prior to such meeting or the 10th calendar day following the day on which public announcement of such meeting date is first made. The notice generally must set forth or include: (1) the name and address of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (2) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (3) the class and number of shares owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (4) a description of all arrangements or understandings between or among any of (a) the shareholder giving notice, (b) the beneficial owner on whose behalf the notice is given, (c) each nominee, and (d) any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder giving the notice; (5) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board; (6) the signed consent of each nominee to serve as a Director if so elected; and (7) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares required to elect such nominee.

        The Nominating and Corporate Governance Committee will consider the receipt of a notice in compliance with the advance notice provisions of the Company's Bylaws to be a suggestion by the shareholder that the nominee specified in the notice be considered for recommendation by the Committee to the Board for nomination for election as a Director.

        Although the Nominating and Corporate Governance Committee has not adopted any specific, minimum qualifications that nominees must meet to be recommended by the Committee, the Nominating and Corporate Governance Committee believes that each Director should possess the qualities set forth in the Corporate Governance Principles. In addition, the Nominating and Corporate Governance Committee believes the Board, as a whole, should possess the core competencies listed in the Principles.

        The Nominating and Corporate Governance Committee identifies and considers nominees for Director through recommendations by Board members and senior management, as well as those received from shareholders in accordance with the advance notice procedures. In evaluating a candidate, whether or not recommended by a shareholder, the Committee considers the candidate's qualification as "independent," the candidate's depth of experience, the candidate's availability, the balance of business interest and experience of the other candidates, and the need for any required expertise on the Board or one of its committees. In evaluating whether an incumbent Director should be nominated for re-election, the Nominating and Corporate Governance Committee uses these same factors, as well as considering the incumbent Director's performance as a Board member. The Committee also consults with the Chairman of the Board and the Chief Executive Officer in conducting this process.

        The Nominating and Corporate Governance Committee intends to review its policy with respect to the identification and evaluation of candidates for Director from time to time and may modify the policy in light of changes to applicable legal or listing standards, as well as changes in the Company's development and needs.

        Compensation Committee.    The Compensation Committee assists the Board in connection with establishing the compensation of the Company's Directors and officers and succession planning for executive officers of the Company. In this regard, the Compensation Committee reviews and approves the Company's executive compensation policies. Specifically, the Compensation Committee reviews and approves the total compensation package for the Chairman of the Board, the President and Chief Executive Officer and the Company's other executive officers. During fiscal 2004, the members of this Committee were Anthony G. Eames (Chair), Lloyd E. Campbell, David R. Hilty and W. MacDonald Snow, Jr. The Compensation Committee held five (5) meetings during fiscal 2004, four (4) of which were in person and one (1) of which was a telephonic meeting.

Director Compensation

        For fiscal 2004, each Director of the Company who is not an employee of the Company or any of its subsidiaries ("Outside Directors") received an annual base retainer of $32,000. In addition, with respect to Board and each standing or other committee meetings, each Outside Director received $2,000 for each meeting attended in person (other than members of the Audit Committee, who received $2,300 for each meeting of the Audit Committee attended in person) and $500 for each meeting attended by telephone. The chair of the Compensation Committee and the chair of the Nominating and Corporate Governance Committee received an additional $7,500 as part of their annual base retainer, and the chair of the Audit Committee received an additional $15,000 as part of her annual base retainer. The same level of compensation is in effect for 2005, except that effective March 14, 2005 each Audit Committee member receives $4,000 for each meeting of the Audit Committee attended in person.

        Pursuant to the Company's Director Compensation Plan (the "Director Compensation Plan"), each Outside Director has the option of receiving his or her annual base retainer and attendance fees in cash, Common Stock or a combination thereof. Furthermore, each participant in the Director Compensation Plan may elect to have Common Stock paid in the form of deferred Common Stock ("Deferred Stock"), which will be credited to a booking account in the name of the participant. The Deferred Stock is subject to a deferral period during which the participant has no right to transfer any rights under his or her Deferred Stock and has no other rights of ownership therein.

        Pursuant to the Principles adopted by the Board, current Directors are required to hold Company shares with a value of not less than $100,000 by November 11, 2006, and any new Directors will be required to hold Company shares with a value of not less than $100,000 within three years of joining the Board.

        Members of the Board of Directors who are also employees of the Company or any of its subsidiaries do not receive any additional compensation for service on the Board. Therefore, during 2004, Messrs. Houston and Lacey received no compensation for serving as Directors. All Directors are reimbursed for their reasonable travel expenses for attending meetings of the Board and its committees.

PROPOSAL NO. 2 — APPROVAL OF ALDERWOODS GROUP, INC.
EMPLOYEE STOCK PURCHASE PLAN

        On March 15, 2005, the Board adopted the Alderwoods Group, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to shareholder approval. The Stock Purchase Plan is designed to provide employees of the Company and its subsidiaries with an opportunity to purchase shares of Common Stock through payroll deductions and thereby to better enable the Company and its subsidiaries to retain and attract qualified employees and to provide additional incentives through increased stock ownership. Up to 1,100,000 shares of Common Stock may be purchased under the Stock Purchase Plan, subject to adjustment to reflect any change in the Company's outstanding shares by reason of a merger, consolidation, reorganization or other corporate transaction or by reason of a stock dividend, stock split, or other capital adjustment as is determined equitable by the Board.

        This summary of the principal provisions of the Stock Purchase Plan is not intended to be a complete description of all of the terms and provisions of the Stock Purchase Plan and is qualified in its entirety by reference to the copy of the Stock Purchase Plan attached as Annex A to this Proxy Statement.

Summary of the Stock Purchase Plan

        Eligibility.    The Compensation Committee has full power and authority to designate the employees who are eligible to participate in the Stock Purchase Plan. Unless and until further action is taken by the Compensation Committee: (1) eligible employees will be the employees holding the following positions with the Company or a subsidiary: Vice President and any officer senior to any Vice President, Director, Regional General Manager, Regional Sales Manager, Geographic Controller, Market Growth Manager, Senior Manager, Manager, General Manager, Location Manager, Sales Manager, Regional Administrator, Market Administrator and Support Center Manager; and (2) employees of the Company or a subsidiary who are hired into such an eligible position after the effective date of the Stock Purchase Plan will become eligible employees after they have been continuously employed in that eligible position for three months. However, if the employee was promoted to an eligible position, such employee will become an eligible employee immediately upon such promotion to the eligible position. As of March 15, 2005, approximately 923 employees were eligible to participate in the Stock Purchase Plan.

        Operation of the Plan.    An eligible employee may elect to have a portion of his or her base salary withheld for purposes of purchasing Common Stock under the Stock Purchase Plan. The Stock Purchase Plan provides the eligible employees of the Company and its subsidiaries the right to purchase, on a monthly basis, shares of Common Stock. The purchases are made on each "investment date," which is the first day following the last day of each month on which it is administratively feasible to invest in shares of Common Stock. The Company will retain payroll deductions until the end of each calendar month. All shares of Common Stock purchased under the Stock Purchase Plan will be purchased on the open market. No interest will be paid on funds in a participant's payroll deduction account pending their investment.

        Purchase Price and Company Contribution.    The purchase price of shares of Common Stock will be 100% of the weighted average price paid by the purchasing agent in all such purchases made on the applicable investment date. No commission or service charge will be paid by a participant in connection with purchases under the Stock Purchase Plan. Immediately prior to forwarding funds in each participant's payroll deduction account to the purchasing agent, the Company will make a cash contribution as additional compensation to each participant equal to 50% of the aggregate amount of the participant's payroll deductions that will be used to purchase shares of Common Stock. The Company's contribution will be forwarded to the purchasing agent to purchase additional shares of Common Stock and will be credited to such participant's account.

        Limitations.    Each annualized payroll deduction must be a minimum of 1% of the participant's annual base salary (or, in the case of Sales Managers, 1% of the participant's commissions earned in each pay period) and must be in multiples of 1% of such participant's annual base salary or sales commissions, as the case may be. Each participant is limited in the amount of payroll deductions which may be made and credited to the Stock Purchase Plan in any year. Unless and until further action is taken by the Compensation Committee, all payroll deductions made and credited to the Stock Purchase Plan may not exceed 5% of the participant's annual base salary (or, in the case of Sales Managers, 5% of the participant's commissions earned in each pay period).

        Transferability of Plan Interest, Rights and Common Stock.    The right to purchase Common Stock under the Stock Purchase Plan may not be transferred, and Common Stock held in a participant's account may not be pledged or assigned.

        Termination of Participation; Changing Payroll Deductions; Withdrawal.    A participant may terminate his or her participation in the Stock Purchase Plan by giving thirty days' written notice to the human resources department of the Company or a subsidiary, as the case may be. Upon such notice to terminate, the right to purchase shares of Common Stock through the Stock Purchase Plan will end and the balance of the uninvested funds in the participant's account, if any, will be remitted to the participant. A participant may at any time increase or decrease his or her payroll deduction, in multiples of 1% of annual base salary, by filing a specified authorization form. The change may not become effective until the next pay period after receipt of the authorization form. A payroll deduction may be increased only once and reduced only once during any calendar quarter.

        A participant may withdraw shares of Common Stock from his or her account at any time and may request that the purchasing agent sell shares that are withdrawn from the account. However, if any shares are withdrawn from the Stock Purchase Plan, the participant will not receive a Company contribution with respect to any payroll deductions made and credited to such participant's account for a period of twelve months after the date of such withdrawal unless otherwise determined by the Committee. If a participant requests that the purchasing agent sell shares for the participant's account, such sale will be made within a reasonable time after the participant's withdrawal is processed. The participant will be entitled to receive the proceeds from the sale, less any brokerage fees or commissions, any applicable taxes, and any other administrative costs of sale.

        Termination of Employment.    If a participant's employment is terminated for any reason, participation in the Stock Purchase Plan will immediately terminate upon notice of termination (or, in the event of death or retirement, on the date of such death or retirement, as the case may be) and the balance of the uninvested funds in the participant's account will be remitted to the participant (or, in the case of death, to the participant's estate). As soon as administratively feasible after notice of termination of employment (or after the date of death or retirement), the purchasing agent will convert the participant's account to a customer account with the purchasing agent, if one is available, or will transfer the shares in the participant's account to the participant's personal brokerage account. If a participant (or the participant's estate, guardian or beneficiary) requests in writing, the purchasing agent will sell shares that the participant requests the purchasing agent to sell and deliver the proceeds, less any brokerage fees or commissions, any applicable taxes, and any other administrative costs of sale.

        Rights of a Shareholder.    Cash dividends payable with respect to the shares of Common Stock in the participant's account will be re-invested in shares of Common Stock to be credited to the participant's account. Any dividend paid in shares of Common Stock will be added to the participant's account. The participant will be able to vote the shares of Common Stock held in his or her plan account.

        Administration, Amendment and Termination of the Stock Purchase Plan.    The Stock Purchase Plan will be administered by the Compensation Committee. The Compensation Committee will designate the purchasing agent for any purchases on behalf of participants who are residents of the United States for income tax purposes and the purchasing agent for any purchases on behalf of participants who are residents of Canada for income tax purposes. The Committee may replace the purchasing agents at any time. The Board may amend, suspend or modify the Stock Purchase Plan at any time. However, any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the NASDAQ National Market System (or the principal exchange on which shares of Common Stock are traded or quoted) will not be effective until such approval has been obtained. Notice of any amendment, suspension or modification will be sent to all participants. Any such amendments will be deemed to be accepted by each participant unless prior to the effective date of such amendment, as set forth in the notice, the human resources department of the Company or a subsidiary, as the case may be, receives written notice of termination of the participant's account. Upon the termination of the Stock Purchase Plan, any uninvested balances in the participants' accounts will be carried forward into the participants' payroll deduction accounts under a successor plan, if any, or promptly refunded; certificates for whole shares of Common Stock in participants' accounts will be issued, and cash payments will be made in lieu of issuance of any fraction of a share of Common Stock.

Federal Income Tax Consequences

        The following is a summary of certain of the current tax consequences resulting from participation in the Stock Purchase Plan.

        The Stock Purchase Plan is not intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. For a participant who is a resident of the United States for income tax purposes, the amounts used to purchase shares of Common Stock under the Stock Purchase Plan and the amount of the corresponding Company contributions will be taxable to the participant as ordinary compensation. In addition, commission and brokerage fees paid by the Company in connection with purchases under the Stock Purchase Plan will also be taxable income to such participant in an amount equal to such participant's pro rata share of such commission and fees.

        For a participant who is a resident of Canada for income tax purposes, the portion of the participant's annual base salary that a participant designates to be used to purchase shares of Common Stock under the Stock Purchase Plan will be subject to regular income tax and other source deductions. The amount of the Company contributions will be treated as a taxable benefit from employment and will be subject to regular income tax and other source deductions. In addition, commission and brokerage fees paid by the Company in connection with purchases under the Stock Purchase Plan will also be taxable income to such participant in an amount equal to each participant's pro rata share of such commissions and fees.

Registration with the SEC

        The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the Stock Purchase Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Stock Purchase Plan by the Company's shareholders.

New Plan Benefits

        Because benefits under the Stock Purchase Plan depend on employees' elections to participate in the plan and the fair market value of shares of Common Stock at various future dates, it is not possible to determine future benefits that will be received by executive officers and other employees under the Stock Purchase Plan. Non-employee Directors are not eligible to participate in the Stock Purchase Plan.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock, which are represented in person or by proxy and entitled to vote and actually vote on the proposal at the Meeting will be required to approve the Stock Purchase Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE STOCK PURCHASE PLAN.

PROPOSAL NO. 3 — APPROVAL OF ALDERWOODS GROUP, INC.
2005 EQUITY INCENTIVE PLAN

        On March 15, 2005, the Board adopted the Alderwoods Group, Inc. 2005 Equity Incentive Plan (the "2005 Equity Incentive Plan"), subject to shareholder approval. The 2005 Equity Incentive Plan affords the Board the ability to design compensatory awards that are responsive to the Company's needs, and includes authorization for awards designed to attract and retain officers, Directors and other key employees of the Company and its subsidiaries and to provide such persons incentives and rewards for superior performance.

        The Company has historically granted equity awards under various plans, including the 2002 Equity Incentive Plan. The 2002 Equity Incentive Plan has awards authorized but not granted at the date of this proxy statement.

        This summary of the principal provisions of the 2005 Equity Incentive Plan is not intended to be a complete description of all of the terms and provisions of the 2005 Equity Incentive Plan and is qualified in its entirety by reference to the copy of the 2005 Equity Incentive Plan attached as Annex B to this Proxy Statement.

2005 Equity Incentive Plan Highlights

        The 2005 Equity Incentive Plan authorizes the Compensation Committee of the Board to provide equity-based compensation in the form of stock options and restricted stock units for the purpose of attracting and retaining officers, Directors and other key employees of the Company and its subsidiaries and providing such persons incentives and rewards for superior performance. Some of the key features of the 2005 Equity Incentive Plan are set forth below and described more fully under the heading "Summary of the 2005 Equity Incentive Plan" and in the 2005 Equity Incentive Plan, attached to this Proxy Statement.

  Plan Limits

        Total awards under the 2005 Equity Incentive Plan are limited to 1,800,000 shares of Common Stock. The 2005 Equity Incentive Plan also limits the number of stock options and restricted stock units subject to the achievement of Management Objectives (as described below) that may be granted to any one participant in a calendar year to 500,000.

  Minimum Vesting Periods

        The 2005 Equity Incentive Plan provides that:

  •
  Stock options may not vest by the passage of time sooner than ratably over three years unless they vest sooner by virtue of an event specified by the Board other than the passage of time;

  •
  Restricted stock units may not become unrestricted by the passage of time before the third anniversary of the date of grant unless restrictions lapse sooner by virtue of an event specified by the Board other than the passage of time; and

  •
  Stock options and restricted stock units that vest upon the achievement of Management Objectives may not vest sooner than one year from the date of grant.

  No Repricing

        Option repricing is prohibited under the 2005 Equity Incentive Plan without shareholder approval.

  Other Features

  •
  The 2005 Equity Incentive Plan also provides that no stock options will be granted with an exercise price less than the fair market value of the Common Stock on the date of grant.

  •
  The 2005 Equity Incentive Plan is designed to allow awards made under the plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Summary of the 2005 Equity Incentive Plan

        Shares Available Under the Plan.    Subject to adjustment as provided in the 2005 Equity Incentive Plan, the number of shares of Common Stock that may be issued or transferred (1) upon the exercise of option rights, (2) as restricted stock units, or (3) in payment of dividend equivalents paid with respect to awards made under the plan, will not exceed in the aggregate 1,800,000 shares of Common Stock plus any (a) shares covering awards that expire or are forfeited, (b) shares tendered in payment of the option price, (c) shares withheld by the Company to satisfy any tax withholding obligation, and (d) shares covering awards that are paid in cash. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.

        No participant will be granted option rights or restricted stock units that specify management objectives for more than 500,000 shares of Common Stock during any calendar year.

        Eligibility.    Officers and key employees of the Company and its subsidiaries and non-employee Directors of the Company, presently estimated to be 34 persons, may be selected by the Compensation Committee to receive benefits under the 2005 Equity Incentive Plan. The Compensation Committee determines which persons will receive awards and the number of shares subject to such awards.

        Option Rights.    Option rights may be granted that entitle the optionee to purchase shares of Common Stock at a price not less than market value per share at the date of grant. The market price of the Common Stock as reported on the NASDAQ National Market System on March 1, 2005 was $12.68 per share. The option price may be payable (1) in cash or by check or wire transfer at the time of exercise, (2) by the transfer to the Company of shares of Common Stock owned by the optionee for at least six months having a value at the time of exercise equal to the option price, or (3) by a combination of such payment methods. However, a grant to an optionee who is a resident of Canada for purposes of the Canadian Tax Act will specify that the option price will be payable in cash or by check. To the extent permitted by law, any grant of an option right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates. The Compensation Committee may, at the date of grant of any option rights (other than with respect to a grant to a participant who is a resident of Canada for purposes of the Canadian Tax Act), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis, either in cash or in additional shares of Common Stock.

        No option right may be exercisable more than 10 years from the date of grant. Each grant will specify when the option rights will become exercisable, provided that option rights may not vest by the passage of time sooner than ratably over three years. Successive grants may be made to the same optionee whether or not option rights previously granted remain unexercised. Any grant of option rights may specify Management Objectives that must be achieved as a condition to exercising such rights. If the option rights provide that Management Objectives must be achieved prior to exercise, such option rights may not become exercisable sooner than one year from the date of grant. A grant of option rights may provide for the earlier vesting of such option rights in the event of a change in control of the Company. Option rights will be evidenced by an evidence of award containing such terms and provisions, consistent with the 2005 Equity Incentive Plan, as the Compensation Committee may approve.

        A grant of option rights may provide that (1) the optionee, at any time during the term of the option right, may elect immediately prior to exercise of an option right and (2) the Compensation Committee, at the time immediately prior to the exercise of the option right by an optionee, may require that the optionee so elect, to exchange an option right for a tandem appreciation right. The tandem appreciation right will entitle the optionee to a number of shares of Common Stock equal to the excess of the market value per share on the date the option right is exchanged for the tandem appreciation right over the option price provided for in the exchanged option right. Such an exchange will require an immediate exercise of the tandem appreciation right and will cause the immediate termination of the related option right. An exchange of an option right for a tandem appreciation right may only be made when the relevant option right is otherwise exercisable.

        Option rights granted under the 2005 Equity Incentive Plan will not be "incentive stock options" under Section 422 of the Internal Revenue Code.

        Restricted Stock Units.    A grant of restricted stock units constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the Compensation Committee may specify. During the restriction period, the participant has no right to transfer any rights under his or her award and no right to vote the shares underlying such restricted stock units, but the Compensation Committee may (other than with respect to grant to a participant who is a resident of Canada for purposes of the Canadian Tax Act), at the date of grant, authorize the payment of dividend equivalents on such restricted stock units on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock. Awards of restricted stock units may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of grant.

        Restricted stock units must be subject to a restriction period of at least three years, as determined by the Compensation Committee at the date of grant. Any grant of restricted stock units may specify Management Objectives, which, if achieved, will result in termination or early termination of the restriction period applicable to such shares. If the grant of restricted stock units provides that Management Objectives must be achieved to result in a lapse of the restriction period, the restriction period cannot lapse sooner than one year from the date of grant. The Compensation Committee may provide for the earlier lapse or other modification of the restriction period in the event of a change in control of the Company. Restricted stock units will be evidenced by an evidence of award containing such terms and provisions, consistent with the 2005 Equity Incentive Plan, as the Compensation Committee may approve.

        Management Objectives.    When so determined by the Compensation Committee, option rights, restricted stock units or dividend credits may specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region or function within the Company or a subsidiary in which the participant is employed. Management Objectives may be made relative to the performance of other companies.

        Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code, will be limited to specified levels of or growth in one or more of the following:

1.	revenues;
2.	earnings before interest and taxes (EBIT);
3.	earnings before taxes;
4.	net income;
5.	operating margins;
6.	operating income;
7.	share price;
8.	debt, net debt and/or debt reduction;
9.	EBITDA;
10.	EBITDA to revenue ratio;
11.	EBITDA to debt ratio;
12.	EBITDA to net debt ratio;
13.	cash flow and/or net cash flow;
14.	earnings per share;
15.	debt to capital ratio;
16.	return on total capital;
17.	return on invested capital;
18.	return on equity;
19.	return on assets;
20.	total return to shareholders;
21.	receivables;
22.	inventory;
23.	number of funeral services performed; and
24.	number of locations.

        If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Compensation Committee may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable, except in the case of a "covered employee" where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Internal Revenue Code. In such case, the Compensation Committee may not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such "covered employee."

        Administration and Amendments.    The 2005 Equity Incentive Plan is to be administered by the Compensation Committee of the Board.

        If permitted by Section 409A of the Internal Revenue Code, in case of a termination of employment by reason of death or disability or pursuant to an agreement with the Company, or in the case of an unforeseeable emergency or other special circumstances, of a participant who holds an option right not immediately exercisable in full, or any restricted stock units as to which the restriction period has not been completed, or who holds shares of Common Stock subject to any other transfer restriction imposed pursuant to the 2005 Equity Incentive Plan, the Committee may, in its sole discretion, accelerate the time at which such option right may be exercised or the time when such restriction period will end or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

        The Board may amend the 2005 Equity Incentive Plan from time to time without further approval by the Company's shareholders, except where required by applicable law or the rules and regulations of the NASDAQ National Market System or, if at the time of such amendment the Common Stock is no longer traded on the NASDAQ National Market System, the principal national securities exchange upon which the Common Stock is traded or quoted.

        The Board or the Committee will not, without further approval of the shareholders of the Company, authorize the amendment of any outstanding option right to reduce the option price. No option right will be cancelled and replaced with awards having a lower option price without further approval of the shareholders of the Company.

        Transferability.    Except as otherwise determined by the Compensation Committee, no option right, tandem appreciation right or restricted stock unit granted under the 2005 Equity Incentive Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, option rights are exercisable during the optionee's lifetime only by him or her or by his or her guardian or legal representative.

        The Compensation Committee may specify at the date of grant that part or all of the shares of Common Stock that are to be issued or transferred by the Company upon exercise of option rights or tandem appreciation rights or upon termination of the restriction period applicable to restricted stock units will be subject to further restrictions on transfer.

        Adjustments.    The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding option rights and restricted stock units granted under the 2005 Equity Incentive Plan, in the option price, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants or optionees that otherwise would result from (1) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (2) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (3) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board may, in its discretion, make such adjustments in outstanding awards under the 2005 Equity Incentive Plan as it, in good faith, may determine to be equitable in the circumstances, including, without limitation, the revision, cancellation or termination of any outstanding awards, or the change, conversion or exchange of shares of Common Stock under outstanding option rights into or for securities or property of another corporation. The Board may also make or provide for such adjustments in the aggregate number of shares available under the 2005 Equity Incentive Plan or the maximum number of shares subject to option rights or restricted stock units that may be granted to a participant during any calendar year as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any such transaction or event.

        Withholding Taxes.    To the extent that the Company or a subsidiary is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2005 Equity Incentive Plan, and the amounts available to the Company or a subsidiary for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company or a subsidiary for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Compensation Committee) may include relinquishment of a portion of such benefit. The Company or a subsidiary and a participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required. However, the Company or a subsidiary cannot accept shares of Common Stock for the payment of taxes in excess of the required withholding rate, except that, in the discretion of the Compensation Committee, a participant or such other person may surrender shares of Common Stock owned for more than six months to satisfy any tax obligations resulting from any such transaction.

        Foreign Employees.    In order to facilitate the making of any grant under the 2005 Equity Incentive Plan, the Compensation Committee may provide for such special terms for awards to participants who are foreign nationals or who are employed by the Company or any subsidiary outside of the United States of America or Canada as the Compensation Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Compensation Committee may approve such supplements to or amendments, restatements or alternative versions of the 2005 Equity Incentive Plan without thereby affecting the terms of the plan as in effect for any other purpose. However, no such special terms, supplements, amendments or restatements will include any provisions that are inconsistent with the terms of the 2005 Equity Incentive Plan as then in effect unless the 2005 Equity Incentive Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

        Compliance with Section 409A of the Internal Revenue Code.    The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the 2005 Equity Incentive Plan. To the extent applicable, it is intended that the 2005 Equity Incentive Plan and any grants made under the plan comply with the provisions of Section 409A of the Internal Revenue Code. The 2005 Equity Incentive Plan and any grants made under the plan will be administered in a manner consistent with this intent, and any provision of the 2005 Equity Incentive Plan that would cause the plan or any grant made under the plan to fail to satisfy Section 409A will have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Company without the consent of the participants). Any reference to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

        Termination.    No grant will be made under the 2005 Equity Incentive Plan more than 10 years after the date on which the plan is first approved by the Company's shareholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2005 Equity Incentive Plan.

Federal Income Tax Consequences

        The following is a brief summary of some of the U.S. federal income tax consequences of certain transactions under the 2005 Equity Incentive Plan based on federal income tax laws in effect on January 1, 2005. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

        Option Rights.    Option rights granted under the 2005 Equity Incentive Plan will not be "incentive stock options" under Section 422 of the Internal Revenue Code. In general, (1) no income will be recognized by an optionee at the time an option right is granted, (2) at the time of exercise of an option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and (3) at the time of sale of shares acquired pursuant to the exercise of an option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Restricted Stock Units.    No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

Tax Consequences to the Company or a Subsidiary

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Registration with the SEC

        The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the 2005 Equity Incentive Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2005 Equity Incentive Plan by the Company's shareholders.

New Plan Benefits

        It is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2005 Equity Incentive Plan because the grant and actual pay-out of awards under such plans are discretionary.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock, which are represented in person or by proxy and entitled to vote and actually vote on the proposal at the Meeting will be required to approve the 2005 Equity Incentive Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN.

INDEPENDENT AUDITOR FEES

Audit Fees

        KPMG LLP served as the Company's independent auditor during the fiscal year ended January 1, 2005. Representatives of KPMG LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The Audit Committee has selected KPMG as the Company's auditor for fiscal year 2005.

        During the past two fiscal years, the aggregate fees for professional services rendered by KPMG LLP were as follows:

	2004	2003
Audit Fees (1)	$4,154,582	$1,814,089
Audit Related Fees (2)	$233,288	$382,693
Tax Fees (3)	$79,240	$159,582
All Other Fees	$0	$0

(1)
These fees increased substantially in 2004, primarily due to the adoption of FIN 46R requiring consolidation of funeral and cemetery trusts and the services rendered in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
For fiscal 2004 these fees related to (a) statutory audits of employee plans, trusts and subsidiaries and (b) the review of documents in connection with the Company's offering of senior notes in a transaction exempt from registration under Securities Act of 1933, as amended. For fiscal 2003, these fees related to (a) statutory audits of employee plans, trusts and subsidiaries and (b) the statutory audit of registration statements filed with the SEC.

(3)
For fiscal 2004, these fees were for services related to tax compliance, tax advice and tax planning, including tax compliance and tax return preparation in connection with the sale of Security Plan Life Insurance Company. For fiscal 2003, fees were for services related to tax compliance, tax advice and tax planning, including assistance regarding federal, state and United Kingdom tax compliance, tax return preparation and tax audits.

        After review, the Audit Committee considers that the services rendered by KPMG LLP with respect to the foregoing fees are compatible with maintaining their independence.

Pre-Approval Policies and Procedures

        The Audit Committee has established the Approval of Services by Auditor Policy which is available on the Company's website. Under this policy, the Audit Committee approves the engagement terms for all audit and non-audit services to be provided by the Company's auditor before these services are provided to the Company. The Audit Committee approved in advance all the services provided to the Company described herein.

AUDIT COMMITTEE REPORT

        The Audit Committee's primary purpose is to assist the Board in fulfilling its duties and responsibilities with respect to the accounting and financial reporting practices of the Company and the audits of the financial statements of the Company. The Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and monitors the Company's financial reporting process and systems of internal controls. It also is responsible for the appointment, compensation and retention of the independent auditor and oversees the independence and performance of the Company's independent auditor (including oversight of the audit of the Company's financial statements) and oversees the performance of the internal auditing function. In addition, the Audit Committee provides an avenue of communication between the Board, the independent auditor, financial management and the internal auditor. Each member of the Committee is independent as defined by the NASDAQ requirements. The Committee reviews and assesses the adequacy of its Charter annually and recommends any proposed changes to the Board for approval.

        In fulfilling its obligations, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 1, 2005 with management of the Company and KPMG LLP, the Company's independent auditor during fiscal 2004. The Audit Committee has also discussed with the independent auditor the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, Communication with Audit Committees), and by SEC Rule 2-07 of Regulation S-X; received and reviewed the written disclosures and the letter from the Company's independent auditor as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and has discussed with the independent auditor their independence.

        Based on the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company for the fiscal year ended January 1, 2005 be included in the Company's Annual Report on Form 10-K for the 2004 fiscal year for filing with the SEC.

AUDIT COMMITTEE:

Olivia F. Kirtley, Chair
David R. Hilty
W. MacDonald Snow, Jr.

EXECUTIVE COMPENSATION

        The discussion contained in this section sets forth compensation earned during each of the last three fiscal years by the person who served as the Company's Chief Executive Officer during fiscal 2004 and the Company's four most highly compensated executive officers, other than the person who served as Chief Executive Officer, who served as executive officers of the Company at the end of fiscal 2004 (collectively, the "Named Executive Officers").

Summary Compensation Table(1)

Long-Term Compensation
		Annual Compensation				Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)
John S. Lacey Chairman of the Board	2004 2003 2002	405,000 505,000 507,809	405,000 505,000 3,153,223	20,659 19,966 17,976	(3) (6) (5)	— 200,000 745,000	5,963 — —	(4)
Paul A. Houston President and Chief Executive Officer	2004 2003 2002	705,000 665,000 646,473	705,000 665,000 1,658,611	21,210 19,976 17,866	(7) (8) (9)	— 200,000 795,000	5,963 5,173 4,299	(4) (4) (4)
Kenneth A. Sloan(10) Executive Vice President, Chief Financial Officer	2004 2003 2002	315,689 288,727 274,302	327,038 285,860 270,005	12,531 12,296 9,018	(11) (12) (13)	— 150,000 195,000	5,963 5,173 4,299	(4) (4) (4)
Ross S. Caradonna(14) Executive Vice President, Chief Information Officer	2004 2003 2002	222,418 205,231 54,273	228,808 204,536 120,793	12,856 12,436 2,209	(15) (16) (17)	— 150,000 75,000	5,963 5,173 1,396	(4) (4) (4)
Aaron Shipper(18) Senior Vice President, Advance Planning and President of Mayflower National Insurance Company	2004 2003 2002	189,673 178,500 176,593	174,691 49,500 15,000	8,723 8,400 8,400	(19) (19) (19)	— 30,000 80,000	3,801 3,600 18,183	(4) (4) (20)

(1)
The employment agreements of the Named Executive Officers reflect compensation amounts in U.S. dollars. Actual payments under the employment agreements are made to the Named Executive Officers in Canadian dollars at then applicable exchange rates with the exception of Mr. Aaron Shipper whose payments are made entirely in U.S. funds. Amounts shown in this compensation table for fiscal years 2004 and 2003 reflect the U.S. dollar compensation amounts specified in the respective employment agreements of the Named Executive Officers. Amounts shown for fiscal year 2002 for each of the Named Executive Officers other than Mr. Shipper reflect the Canadian dollar amounts actually paid to such named Executive Officer, converted to their equivalent value in U.S. dollars using an exchange rate of $1 US = $1.57 Canadian. The amounts set forth in this compensation table for the Named Executive Officers for 2002 other than Mr. Shipper differ from those reflected in their respective employment agreements because payments under the employment agreements reflecting compensation in U.S. dollars were made periodically in Canadian dollars at then-applicable exchange rates and for such year the amounts shown were converted based on the total Canadian dollar amounts actually paid converted to U.S. dollars based on a single exchange rate.

(2)
Bonuses shown for 2004 and 2003 consist of annual incentive bonuses that were earned in that fiscal year, but paid in the following fiscal year. In 2004, Mr. Shipper also received a bonus payment of $105,000 upon the closing of the sale of Security Plan Life Insurance Company in October 2004. The 2002 bonuses for Messrs. Lacey, Houston and Sloan consist of bonuses paid pursuant to the Key Employee Retention Program of Loewen Group and discretionary bonuses earned for 2002 but paid in the following year. The bonuses paid pursuant to the Key Employee Retention Program of Loewen Group represent a percentage of annual salary, ranging from 10% to 50%. For Messrs. Lacey and Houston, the amounts were paid 100% in cash. For Mr. Sloan, the bonus paid under the Key Employee Retention Program was paid 50% in cash and 50% in Common Stock. In 2002, Mr. Sloan received his bonuses in two payments. The first, representing one-third of the amount payable, was made in February 2002 and the second, representing the remaining two-thirds of the award, was made in July 2002. In 2002, the Common Stock received by Mr. Sloan was valued at its fair market value in February 2002 at $13.23 per share. The Common Stock received by Mr. Sloan in the July 2002 payment continued to be valued at $13.23 per share, although the fair market value of the Common Stock at the time of the second payment was $7.15 per share. Mr. Caradonna's bonus for 2002 consists of sign-on compensation, which he received upon joining the Company, and a discretionary bonus earned for 2002 but paid in the following year.

(3)
Consists of car allowance ($12,000), taxable benefit on Company paid automobile operating expenses ($3,389), club membership ($2,500) and maximum allowance for executive health reimbursement ($2,770).

(4)
Consists of contributions to the Company's group registered retirement savings plan or 401 (K) plan.

(5)
Consists of car allowance ($12,000), taxable benefit on Company paid automobile operating expenses ($2,897), club membership ($2,500) and maximum allowance for executive health reimbursement ($2,569).

(6)
Consists of car allowance ($12,172), taxable benefit on Company paid automobile operating expenses ($2,348), club membership ($2,536) and maximum allowance for executive health reimbursement ($920).

(7)
Consists of car allowance ($12,000), taxable benefit on Company paid automobile operating expenses ($3,940), club membership ($2,500) and maximum allowance for executive health reimbursement ($2,770).

(8)
Consists of car allowance ($12,000), taxable benefit on Company paid automobile operating expenses ($2,907), club membership ($2,500) and maximum allowance for executive health reimbursement ($2,569).

(9)
Consists of car allowance ($12,172), taxable benefit on Company paid automobile operating expenses ($2,238), club membership ($2,536) and maximum allowance for executive health reimbursement ($920).

(10)
Mr. Sloan became an Executive Vice President in January 2003.

(11)
Consists of car allowance ($7,200), taxable benefit on Company paid automobile operating expenses ($1,561), club membership ($1,000) and maximum allowance for executive health reimbursement ($2,770).

(12)
Consists of car allowance ($7,200), taxable benefit on Company paid automobile operating expenses ($1,527), club membership ($1,000) and maximum allowance for executive health reimbursement ($2,569).

(13)
Consists of car allowance ($6,808), taxable benefit on Company paid automobile operating expenses ($1,290) and maximum allowance for executive health reimbursement ($920).

(14)
Mr. Caradonna was appointed Senior Vice President and Chief Information Officer of the Company in October 2002. He became an Executive Vice President in January 2003.

(15)
Consists of car allowance ($7,200), taxable benefit on Company paid automobile operating expenses ($1,886), club membership ($1,000) and executive health reimbursement ($2,770).

(16)
Consists of car allowance ($7,200), taxable benefit on Company paid automobile operating expenses ($1,667), club membership ($1,000) and maximum allowance for executive health reimbursement ($2,569).

(17)
Consists of car allowance ($1,814), taxable benefit on Company paid automobile operating expenses ($160) and maximum allowance for executive health reimbursement ($235).

(18)
In 2001 Mr. Shipper was appointed as President of Mayflower National Insurance Company Inc. which position he continues to hold and was appointed Senior Vice President, Advance Planning, of the Company on October 1, 2004.

(19)
Consists of car allowance.

(20)
Consists of contributions to the Company's 401(K) Plan ($3,600) and moving allowance ($14,583).

Compensation Pursuant to Stock Options

        No stock options were granted by the Company during fiscal 2004 to the Named Executive Officers.

Option Exercises During Fiscal 2004 and Fiscal Year-End Option Values

        The following table provides information related to options exercised by the Named Executive Officers during fiscal 2004 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)
					Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)(1)
	Shares Acquired on Exercise (#)	Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John S. Lacey	-0-	-0-	795,000	150,000	1,328,000	1,156,500
Paul A. Houston	-0-	-0-	845,000	150,000	1,516,500	1,156,500
Kenneth A. Sloan	-0-	-0-	135,000	210,000	430,500	1,008,750
Ross S. Caradonna	-0-	-0-	75,000	150,000	491,250	1,069,500
Aaron Shipper	-0-	-0-	47,500	62,500	114,375	230,025

(1)
The closing price for the Common Stock as reported on the NASDAQ National Market on December 31, 2004, the last trading day of fiscal 2004, was $11.36. Value is calculated on the basis of the difference between the option exercise price and $11.36 multiplied by the number of shares of Common Stock underlying the option.

Long-Term Incentive Plan: 2003-2005 Executive Strategic Incentive Plan

        The Company did not make any awards to a Named Executive Officers under a long-term incentive plan during fiscal 2004. The following table provides information related to estimated future payouts to all participants under the 2003-2005 Executive Strategic Incentive Plan (the "Strategic Incentive Plan") which the Company established in 2003.

	Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Threshold ($)	Target ($)	Maximum ($)
John S. Lacey	1,400,000	2,100,000	2,800,000
Paul A. Houston	2,000,000	3,000,000	4,000,000
Kenneth A. Sloan	300,000	450,000	600,000
Ross S. Caradonna	300,000	450,000	600,000

        The Strategic Incentive Plan was established in 2003 in order to motivate and reward the senior management team. Messrs. Lacey, Houston, Sloan and Caradonna are the participants in the Strategic Incentive Plan. Under the Strategic Incentive Plan, the participants have the opportunity to earn cash awards based on the Company attaining specified net debt reductions and net debt to EBITDA ratios. For purposes of the Strategic Incentive Plan, "net debt" means the Company's consolidated gross long term debt less its cash and cash equivalents at any time during the period from January 1, 2003 through December 31, 2005 (the "Period") and "EBITDA" means the Company's consolidated earnings or loss from operations before interest expense, taxes and investment income earned in excess of $1,100,000 during the Period adding back all depreciation and amortization charges made during the Period, any provisions for asset impairment or goodwill impairment made during the Period, and any earnings charges required to be accrued during the Period for potential award payments under the Strategic Incentive Plan. The Compensation Committee, which administers the Strategic Incentive Plan, has the discretion to include, exclude or adjust for the effects of any material extraordinary items that were not anticipated in the Strategic Incentive Plan in its determination of the level of achievement of the performance objectives under the plan. Any awards under the Strategic Incentive Plan will be paid in cash as soon as possible after December 31, 2005, but no later than March 31, 2006.

        The threshold, target and maximum performance objectives for the Period for net debt reduction are $160 million, $210 million and $255 million, respectively, and for net debt to EBITDA ratios (calculated on a three-year average based on year-end computations) are 4.20, 3.95 and 3.75, respectively. Each participant receives a percentage of his maximum participation amount in the applicable pool based on whether the threshold, target or maximum performance objective is met (50%, 75% and 100% for the threshold, target and maximum performance objectives, respectively, and pro rata for performance between applicable objectives). With respect to the net debt reduction pool, the maximum participation amounts are as follows: each of Messrs. Lacey and Houston — $2,400,000; Mr. Sloan — $400,000; and Mr. Caradonna — $0. With respect to the net debt to EBITDA ratio pool, the maximum participation amounts are as follows: Mr. Lacey — $400,000; Mr. Houston — $1,600,000; Mr. Sloan — $200,000; and Mr. Caradonna — $600,000.

        If a participant is terminated without just cause, resigns with stated good reason, dies or becomes totally disabled prior to the end of the Period, he is entitled to a pro rata share of any applicable cash award under the Strategic Incentive Plan based on his service from January 1, 2003 to the date of his termination, resignation, retirement, death or total disability, payable after the end of the Period. Furthermore, in the event of a change of control (as defined below under "Agreements with Named Executive Officers — Employment Agreements with the Chairman and Chief Executive Officer"), the award pools accrued for accounting purposes to the end of the fiscal quarter prior to the change of control will immediately vest and become payable to the participants within 30 days of the change of control.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Employment Agreements with the Chairman and Chief Executive Officer

        On May 1, 2003, the Company entered into Amended and Restated Employment Agreements with John S. Lacey, its Chairman of the Board, and Paul A. Houston, its President and Chief Executive Officer. Mr. Lacey's agreement was further amended on March 16, 2004. Mr. Houston's employment agreement is for a fixed term ending December 31, 2005, and Mr. Lacey's employment agreement is for a fixed term ending June 30, 2006; if either executive officer terminates his employment with the Company prior to the end of the fixed term, the term of the applicable employment agreement will end on the date of such termination. Under his employment agreement, Mr. Lacey received an annual base salary of $505,000 for 2003 and $405,000 for 2004. His annual base salary is $305,000 effective January 1, 2005, and Mr. Lacey will receive a pro rata amount of the annual base salary of $305,000 in 2006. Under his employment agreement, Mr. Houston received an annual base salary of $665,000 for 2003, $705,000 for 2004 and his annual base salary increased to $755,000 effective January 1, 2005. Base salary is subject to periodic review by the Compensation Committee. Under the terms of their respective employment agreements, each executive officer has an annual bonus opportunity of up to 100% of base salary based on achievement of financial performance goals determined from time to time (for 2004, the specified financial performance target was the Company's achievement of a defined amount of earnings before interest, taxes, depreciation and amortization) and is a participant in the Strategic Incentive Plan. Each employment agreement also provides for customary executive benefits.

        If either executive officer is terminated without cause, the executive officer will be entitled to severance benefits in the amount of 24 months base salary paid in a lump sum, the replacement value of benefit coverage for 24 months, the amount of any unpaid short term incentive bonus for the year of termination determined without regard to financial performance, the amount of any unpaid salary or vacation earned up to the date of termination and to exercise all stock options or share appreciation rights, whether vested or not, including shares with respect to such options that would not otherwise be exercisable on such termination. In the event of a change in control (as defined in their respective employment agreements), the executive officer will be entitled to the same severance benefits if, within two years after the change in control, he is terminated without cause or if he resigns because of certain adverse changes in his compensation, benefits or position. In addition, if an agreement that would result in a change in control is entered into, each executive officer may submit his resignation for any reason prior to, but effective upon, the date of the change in control and receive the severance benefits described above. The employment agreements also provide for tax gross-up payments if the severance benefits are subject to the excise tax imposed under the Internal Revenue Code on so-called excess parachute payments.

        For purposes of the employment agreements, a "change in control" is defined as the occurrence of any one of the following events: (1) the acquisition by any individual, entity or group of beneficial ownership of 30% or more of the combined voting power of the Company (excluding acquisitions as a result of issuances of stock directly from the Company and approved by the Incumbent Board (as defined below); acquisitions by the Company; acquisitions by an employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; and acquisitions by persons pursuant to a Business Combination (as defined below) that would not constitute a change in control); (2) the consummation of a reorganization, amalgamation, merger or consolidation, a sale or disposition of all or substantially all of the assets of the Company, or other transaction (a "Business Combination") in which all or substantially all of the individuals and entities who were beneficial owners of voting stock of the Company immediately prior to such Business Combination beneficially own, immediately following such Business Combination, less than 40% of the combined voting power of the entity resulting from the Business Combination; (3) individuals who constitute the Board of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Company (except that if an individual becomes a director subsequent to May 1, 2003 and his or her election or nomination for election was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, such individual will be deemed to be a member of the Incumbent Board, but excluding any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of the Company); or (4) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not constitute a change in control.

Employment Agreements with Other Named Executive Officers

        On January 2, 2004, the Company entered into Amended and Restated Employment Agreements with Kenneth A. Sloan, Executive Vice President, Chief Financial Officer, and Ross S. Caradonna, Executive Vice President, Chief Information Officer. Pursuant to his employment agreement, Mr. Sloan's minimum annual base salary for fiscal 2004 was set at $290,700 and, pursuant to the Company's practice of periodic improvement of annual base salaries, increased to $327,038 effective May 1, 2004 and will increase to $345,000 effective May 1, 2005. Pursuant to his employment agreement, Mr. Caradonna's minimum annual base salary for fiscal 2004 was set at $208,000 and, pursuant to the Company's practice of periodic improvement of annual base salaries, increased to $228,800 on May 1, 2004 and will increase to $251,698 effective May 1, 2005. The terms of Messrs. Sloan and Caradonna's employment agreements expire on December 31, 2005. In November 2001, Mr. Shipper was appointed President of Mayflower National Life Insurance Company with an annual salary of $175,000. On September 13, 2004, the Company entered into a letter agreement with Aaron Shipper to appoint him as Senior Vice-President, Advance Planning that became effective October 1, 2004. Pursuant to this agreement, Mr. Shipper's annual base salary was increased to $220,000 and will be subject to review and improvement on a periodic basis.

        The employment agreements of Messrs. Sloan and Caradonna provide these executive officers with certain termination benefits. Under their employment agreements, Messrs. Sloan and Caradonna are entitled to a lump sum payment equal to 24 months of base salary and a pro-rated bonus for the year of termination and any amount of unpaid salary or vacation earned up to and including the date of termination if the executive officer's employment is terminated (not following a "change in control") for any reason other than termination for cause or voluntary resignation. Each of the employment agreements provide that in the event a change in control of the Company occurs and, within two years of the effective date of the change in control, the executive officer's employment is terminated without cause or by reason of constructive discharge, the executive officer will be entitled to a lump sum payment equal to 24 months base salary, the replacement value of all of the executive officer's benefit coverage (including all monies due from the registered retirement savings plan following the date of the executive officer's termination), and to exercise all stock options or share appreciation rights, whether vested or not, granted to the executive officer (including shares with respect to which such options would not otherwise be exercisable on such resignation or termination). Also, the executive officer will be entitled to two times the amount of incentive pay (in an amount equal to not less than the highest aggregate incentive pay earned by the executive officer in any of the three fiscal years immediately preceding the year in which the change in control occurred) and the amount of any unpaid short-term incentive bonus earned by the executive officer for a completed year calculated on a pro-rated basis, plus any unpaid salary or vacation earned by the executive officer up to and including the date of termination. For purposes of these agreements, the definition of a "change in control" is substantially identical to the definition of such term contained in the employment agreements for Messrs. Lacey and Houston (referenced above). These employment agreements also provide for tax gross-up payments if the severance benefits are subject to the excise tax imposed under the Internal Revenue Code on so-called excess parachute payments.

        Mr. Shipper's agreement provides that if he is terminated for any reason other than just cause, he is entitled to 12 month's severance.

        The agreements of Messrs. Sloan, Caradonna and Shipper allow each of them to participate in the Company's Support Function Annual Incentive Plan and 2002 Equity Incentive Plan (each of which is generally described in the Compensation Committee Report on Executive Compensation) and provide for customary executive benefits. In addition, the agreements of Messrs. Sloan and Caradonna allow each of them to participate in the Strategic Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2004, Messrs. Eames, Campbell, Hilty and Snow served as members of the Compensation Committee and none of them is or has been an employee of the Company, and none of the executive officers or Directors of the Company was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board consists of four independent Directors. This Committee is responsible for reviewing and approving all elements of the total compensation program for executive officers of the Company, including long-term incentive arrangements. The Committee has ultimate responsibility for aligning the Company's total compensation programs with its business strategy and for assuring shareholders that compensation programs are effective, responsible and competitive when compared to similarly situated organizations.

Compensation Philosophy and Objective of Executive Compensation Program

        It is the philosophy of the Company and the Committee that all compensation programs should (1) link pay and individual performance, and (2) attract, motivate, reward and retain the broad-based management talent required to achieve corporate objectives. The Committee focuses strongly on providing an appropriate mix of cash and stock-based compensation because the Committee believes this provides the clearest link to enhanced shareholder value. Programs adopted by the Compensation Committee to achieve the appropriate mix include base salaries, annual performance-based incentives and long-term incentives, all as further detailed below. The Compensation Committee retains an independent consulting firm to review the Company's executive compensation and to provide a comparison of the Company's executive compensation with a peer group made up of death-care companies and personal-service companies and with a survey of companies with similar revenues (the "Compensation Group"). The Compensation Group is broader than the peer group of companies included in the stock price performance graph contained in this Proxy Statement. The Compensation Committee has established the target level for base salaries of executive officers at the median level of the companies included in the Compensation Group and has established the target of total compensation of the executive officers, including salary, annual performance-based incentives and long-term incentives, at the 75th percentile of the Compensation Group.

Base Salaries

        In fiscal 2004, base salaries for the Company's executive officers were determined through comparisons with the Compensation Group and in consultation with the Chief Executive Officer. The Committee does not consider financial performance criteria on a formula basis in determining salary increases for its executive officers. Rather, the Committee, using its discretion, considers market base salary rates, average annual salary increases for executive officers in companies of a similar size (as measured by revenue and earnings) in North America, and the Company's earnings per share growth, cash and reduction of debt levels, operating income growth, sales growth and total shareholder return. The Committee also makes a subjective review of individual performance in making base salary decisions for executive officers. These criteria are assessed in a non-formula fashion and are not weighted.

Bonuses Under the Company's Annual Incentive Plan

        Under the Company's Support Function Annual Incentive Plan (the "Annual Incentive Plan"), annual cash bonus opportunities for executive officers are based upon the achievement of goals approved by the Committee. For fiscal 2004, the corporate performance goal was based on earnings before interest, taxes, depreciation and amortization. Messrs. Lacey and Houston were eligible, pursuant to the terms of their respective employment agreements, to receive bonuses up to a maximum of 100% of their annual base salary based on the achievement of the corporate performance goal. Messrs. Sloan and Caradonna were eligible to receive bonuses ranging from 80% up to a maximum of 100% of their annual base salary, and Mr. Shipper was eligible to receive a bonus ranging from 40% up to a maximum of 80% of his annual base salary, based on the achievement of the corporate performance goal and individual objectives for fiscal 2004. Other executive officers were eligible to receive bonuses in various ranges from 40% to 100% of their annual base salary depending upon position and based on the achievement of the corporate performance goal and individual objectives.

2002 Equity Incentive Plan

        The goal of the Company's long-term, equity-based incentive awards is to align management interests with those of shareholders and to provide executive officers with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Compensation Committee determines the size of the long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create meaningful opportunity for stock ownership.

        The Alderwoods Group, Inc. 2002 Equity Incentive Plan (the "2002 Equity Incentive Plan") provides for grants of stock options to senior management and members of the Board of Directors of the Company. A total of 4,500,000 shares were reserved for issuance in satisfaction of awards under the 2002 Equity Incentive Plan. Each grant allows for the acquisition of shares of Common Stock at a fixed price per share (the market price of the shares on the date of grant). On February 20, 2002, as contemplated by the Plan of Reorganization of the predecessor company, there were 2,410,000 option grants issued to senior management and Board members. On June 17, 2002, 1,245,000 options were granted to senior management and Board Members and on September 20, 2002, 75,000 options were granted to Mr. Caradonna at the time of his hire. On March 26, 2003, 1,200,000 options were granted to senior management and Board members. On March 16, 2004, 60,000 options were granted to senior management and another 10,000 options were granted to a senior management employee on April 26, 2004. During fiscal 2004, the Compensation Committee did not make any option grants to the Company's executive officers under the 2002 Equity Incentive Plan.

2003-2005 Executive Strategic Incentive Plan

        In 2003, the Committee recommended, and the Board adopted, the Strategic Incentive Plan. Messrs. Lacey, Houston, Sloan and Caradonna are participants in the Strategic Incentive Plan. Under the Strategic Incentive Plan, the participants have the opportunity to earn cash awards based on the Company attaining specified net debt reductions and net debt to EBITDA ratios (as such terms are defined in the Strategic Incentive Plan). The Strategic Incentive Plan covers the performance period for January 1, 2003 to December 31, 2005.

CEO Compensation

        Pursuant to Mr. Houston's Amended and Restated Employment Agreement dated May 1, 2003, his compensation during fiscal year 2004 was as follows:

        Base Salary.    Mr. Paul A. Houston received an annual base salary of $705,000, which increased to $755,000 on January 1, 2005.

        Bonus.    Mr. Houston received a maximum bonus of 100% of his annual base salary, in the amount of $705,000.

        Incentive Compensation.    The CEO did not receive any option grants for fiscal 2004. Mr. Houston also participates in the Strategic Incentive Plan, although no payments are to occur under that plan until 2006.

Section 162(m)

        Section 162(m) of the Internal Revenue Code includes potential limitations on the deductibility of compensation in excess of $1 million paid in any taxable year to the Company's CEO and other four most highly compensated executive officers. While the Company intends to preserve the deductibility of compensation payable to the executive officers, deductibility will be only one among a number of factors considered in determining appropriate levels or models of compensation. The Company intends to compensate executive officers based on an overall determination of what it believes is in the best interest of the Company's shareholders.

COMPENSATION COMMITTEE:

Anthony G. Eames, Chair
Lloyd E. Campbell
David R. Hilty
W. MacDonald Snow, Jr.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes the total number of shares of Common Stock authorized for issuance at January 1, 2005, under the Company's 2002 Equity Incentive Plan implemented on January 2, 2002, and the Company's Director Compensation Plan implemented on January 2, 2002.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,245,000	$8.89	297,736	(1)
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	4,245,000	$8.89	297,736

(1)
Includes 56,486 shares under the Directors Compensation Plan where each Director of the Company who is not an employee of the Company or any of its subsidiaries has the option of receiving his or her annual base retainer and attendance fees in cash, Common Stock or a combination thereof.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

        Unless otherwise specified, the following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 1, 2005 by (1) each person known by the Company to own beneficially more than 5% of the Common Stock of the Company, (2) each Named Executive Officer and Director of the Company, and (3) all executive officers and Directors of the Company, as a group. Unless otherwise indicated, the named persons exercise sole voting and investment power over the shares that are shown as beneficially owned by them. As of March 1, 2005, 40,060,010 shares of Common Stock were outstanding.

Beneficial Owner	Number of Shares		Percent Owned
Oaktree Capital Management, LLC 333 South Grand Avenue, 28th Floor Los Angeles, California 90071	7,113,619	(1)	17.8%
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017	2,332,253	(2)	5.8%
Cannell Capital LLC 150 California Street San Francisco, CA 94111	2,221,040	(3)	5.5%
John S. Lacey	864,000	(4)	2.1%
Paul A. Houston	911,035	(5)	2.2%
Lloyd E. Campbell	59,260	(6)	*
Anthony G. Eames	50,000	(7)	*
Charles M. Elson	77,298	(8)	*
David R. Hilty	64,897	(9)	*
Olivia F. Kirtley	65,125	(10)	*
William R. Riedl	53,000	(11)	*
W. MacDonald Snow, Jr.	50,000	(12)	*
Kenneth A. Sloan	239,880	(13)	*
Ross S. Caradonna	112,500	(14)	*
Aaron Shipper	80,005	(15)	*
All directors and executive officers as a group (14 persons)	2,716,500	(16)	6.4%

*
Less than 1%.

(1)
Based on a Schedule 13G/A filed by Oaktree Capital Management, LLC with the SEC on March 12, 2002, in its capacity as (i) the general partner of OCM Opportunities Fund II, L.P., the direct beneficial owner of 4,559,829 shares and warrants to acquire an additional 16,095 shares at an initial exercise price of $25.76 per share, (ii) the general partner of OCM Opportunities Fund III, L.P., the direct beneficial owner of 2,327,389 shares, and (iii) the investment manager of two third-party separate accounts managed by Oaktree Capital Management, LLC, collectively the direct owners of 226,401 shares and warrants to acquire an additional 464 shares at an initial exercise price of $25.76 per share.

(2)
Based on a Schedule 13G filed by Teachers Insurance and Annuity Association of America with the SEC on February 14, 2003.

(3)
Based on a Schedule 13G/A filed by (i) Cannell Capital, LLC; (ii) its managing member and majority owner, J. Carlo Cannell; and (iii) its investment advisory clients, The Anegada Master Fund Limited ("Anegada"), The Cuttyhunk Limited ("Cuttyhunk"), Tonga Partners, L.P. ("Tonga"), GS Cannell Portfolio, LLC ("GS Cannell") and Pleiades Investment Partners, LP ("Pleiades"), with the SEC on February 15, 2005. Cannell shares discretionary authority to buy, sell and vote shares for its investment advisory clients as follows: 423,199 shares for Anegada, 625,465 shares for Cuttyhunk, 734,618 for Tonga, 282,700 shares for GS Cannell and 155,058 shares for Pleiades.

(4)
Includes options to purchase 845,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(5)
Includes options to purchase 895,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(6)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(7)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(8)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005 and 14,798 shares of Deferred Stock received pursuant to the Director Compensation Plan.

(9)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(10)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005 and 12,332 shares of Deferred Stock received pursuant to the Director Compensation Plan.

(11)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(12)
Includes options to purchase 50,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(13)
Includes options to purchase 232,500 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(14)
Includes options to purchase 112,500 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(15)
Includes options to purchase 80,000 shares of Common Stock that become exercisable on or prior to April 30, 2005.

(16)
Includes options to purchase 2,597,500 shares of Common Stock that become exercisable on or prior to April 30, 2005.

PERFORMANCE GRAPH

        The following graph presents cumulative shareholder return over the period from January 2, 2002, the first day on which the Company's Common Stock was traded, through January 1, 2005 from investing $100.00 on January 2, 2002 in each of the Company's Common Stock, the NASDAQ Market Index and a peer group selected by the Company (the "Peer Group"). The Peer Group consists of Service Corporation International, Stewart Enterprises, Inc. and Carriage Services Inc. The Company has not paid any dividends during the three-year period.

Common Share Price Performance Graph
January 2, 2002 — January 1, 2005

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has retained the firm of Business.Ca to provide certain consulting and computer programming services to its internal information technology division. Warren Houston, the son of Paul Houston, who is a Director and the President and Chief Executive Officer of the Company, is a Vice President with Business.Ca. This service provider was paid approximately $731,989 in 2004, and it is anticipated that it will receive an amount of approximately $659,415 in 2005. Amounts shown reflect the Canadian dollar payment amounts converted to their equivalent value in U.S. dollars using exchange rates of $1 US = $1.24 Canadian for 2004 and $1 US = $1.22 Canadian for 2005.

        The Company retains the services of the law firm of McCarthy Tetrault LLP to provide legal services in connection with Canadian related matters of the Company. Mr. Adam Vereshack is a partner of McCarthy Tetrault LLP and the spouse of Ms. Ellen Neeman, Senior Vice President Legal and Compliance with the Company. McCarthy Tetrault LLP was paid $69,594.76 in 2004 for legal services rendered to the Company. Amounts shown reflect the Canadian dollar payment amounts converted to their equivalent value in U.S. dollars using exchange rates of $1 US=$1.24 Canadian.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and beneficial owners of more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file with the SEC initial ownership reports and reports of changes in ownership of such securities of the Company. Reporting Persons are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of such reports and written representations from the Reporting Persons that a Form 5 was either timely filed or not required to be filed by such Reporting Persons, the Company believes that all of the Reporting Persons complied with the Section 16(a) filing requirements during the fiscal year ended January 1, 2005, except that Lloyd E. Campbell inadvertently failed to timely file a Statement of Changes in Beneficial Ownership of Securities reporting two transactions.

OTHER BUSINESS

        The Board is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for such action, it is the intention of the designated persons named in the enclosed form of proxy to vote in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

        Any proposal to be presented by a shareholder at the Company's 2006 Annual Meeting of Shareholders, which is currently anticipated to be held in April 2006, must be received by December 5, 2005 to be included in the Company's form of proxy, notice of meeting and proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

        Pursuant to the Company's Bylaws, any holder of Common Stock desiring to bring business before the Company's 2006 Annual Meeting of Shareholders in a form other than a shareholder proposal to be included in the Company's proxy statement must give written notice to the Company, addressed to the Secretary of the Company, no earlier than January 4, 2006 and no later than February 3, 2006. If the Company does not receive notice between those dates, the notice will be considered untimely. Any notice pursuant to this paragraph should be addressed to the Secretary of the Company at 311 Elm Street, Suite 1000, Cincinnati, Ohio 45202-2706.

FORM 10-K

        THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, ITS SCHEDULES AND LIST OF ITS EXHIBITS. REQUESTS SHOULD BE SENT TO ALDERWOODS GROUP, INC., ATTN: CORPORATE SECRETARY, 311 ELM STREET, SUITE 1000, CINCINNATI, OHIO 45202-2706.

Annex A

ALDERWOODS GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

        This Employee Stock Purchase Plan (the "Plan") offers participants in the Plan (each, a "Participant" and collectively, the "Participants") an employer contribution toward the purchase of shares of common stock, par value $.01 per share (the "Common Shares"), of Alderwoods Group, Inc. (the "Company").

1.
PURPOSE.    This Plan is designed to provide Eligible Employees (as defined below) of the Company and its subsidiaries ("Subsidiaries") with an opportunity to purchase Common Shares of the Company through payroll deductions and thereby to better enable the Company and its Subsidiaries to retain and attract qualified employees and to provide additional incentives to Eligible Employees through increased stock ownership.

2.
ADMINISTRATION.

(a)
The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will have the authority to: (i) make rules and regulations for the administration of the Plan; (ii) designate the employees who are eligible to participate in the Plan (the "Eligible Employees"); and (iii) interpret the provisions of the Plan. The Committee's interpretations and decisions with regard to the Plan shall be final and conclusive.

(b)
The Committee will designate the purchasing agent for Participants in the Plan who are residents of the United States for income tax purposes (the "U.S. Purchasing Agent") and the purchasing agent for Participants in the Plan who are residents of Canada for income tax purposes (the "Canadian Purchasing Agent" and, together with the U.S. Purchasing Agent, the "Purchasing Agent"). References elsewhere in this Plan to the Purchasing Agent will, when the context requires, refer to the U.S. Purchasing Agent or the Canadian Purchasing Agent, as applicable. The Purchasing Agent will maintain records, send statements of account to Participants, and perform other duties relating to the Plan. The Purchasing Agent will purchase the Common Shares to be offered and sold under the Plan on the open market and the Purchasing Agent, in its sole discretion, will determine the times and the prices on each Investment Date (as defined below) at which such purchases will be made. The Committee reserves the right to replace the Purchasing Agent from time to time.

3.
ERISA.    This Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not a qualified plan under Section 401(a) or any other applicable Section of the Internal Revenue Code of 1986, as amended.

4.
SHARES SUBJECT TO THE PLAN.    The shares subject to this Plan are the Common Shares. All Common Shares purchased under, or sold pursuant to, the Plan will be purchased or sold, as the case may be, on the NASDAQ National Market System or, if the Common Shares are not traded on the NASDAQ National Market System, the principal national securities exchange upon which the Common Shares are traded or quoted. The total number of Common Shares authorized for purchase under this Plan may not exceed 1,100,000, subject to adjustment in accordance with Section 20 herein.

5.
ELIGIBLE EMPLOYEES.    The Committee has full power and authority to designate the employees who are Eligible Employees for purposes of the Plan. Unless and until further action is taken by the Committee: (a) the Eligible Employees shall be the employees holding the following positions with the Company or a Subsidiary (the "Eligible Positions"): Vice President and any officer senior to any Vice President, Director, Regional General Manager, Regional Sales Manager, Geographic Controller, Market Growth Manager, Senior Manager, Manager, General Manager, Location Manager, Sales Manager, Regional Administrator, Market Administrator and Support Center Manager; and (b) employees of the Company or a Subsidiary who are hired into an Eligible Position after the effective date of the Plan will become Eligible Employees after they have been continuously employed in such Eligible Position for three months; provided, however, that if such employee was previously employed by the Company or a Subsidiary and was promoted to one of the Eligible Positions, such employee shall become an Eligible Employee immediately upon such promotion to the Eligible Position.

6.
OFFERING OF SHARES AND CHANGING PAYROLL DEDUCTION.

(a)
The purchase of Common Shares subject to this Plan shall be available to each Eligible Employee who properly completes an authorization form for the Plan ("Authorization Form"). A completed Authorization Form should be returned to the human resources department of the Company or a Subsidiary, as the case may be (the "Human Resources Department"). Authorization Forms are available from the Human Resources Department. The Authorization Form will authorize a regular payroll deduction from the Eligible Employee's compensation, and must specify the date on which such deduction is to commence, which may not be retroactive. Participation in the Plan is voluntary.

(b)
Subject to the limits set forth in Section 10 below, each annualized payroll deduction must be a minimum of 1% of the Participant's annual base salary (or, in the case of Sales Managers, 1% of the Participant's commissions earned in each pay period) and must be in multiples of 1% of such Participant's annual base salary or sales commissions, as the case may be.

(c)
Subject to the limits set forth in Section 10 below, a Participant may at any time increase or decrease the Participant's payroll deduction, in multiples of 1%, by filing a new Authorization Form. The change may not become effective sooner than the next pay period after receipt of the Authorization Form. A payroll deduction may be increased only once and reduced only once during any calendar quarter.

7.
PARTICIPANT ACCOUNTS.    The payroll deductions on behalf of each Participant shall be credited, for bookkeeping purposes, to the Participant's payroll deduction account (the "Payroll Deduction Account") as of the last day of such payroll period. No interest shall be credited to such Payroll Deduction Account. The funds credited to the Payroll Deduction Accounts shall be segregated from, and not commingled with, other funds of the Company or any Subsidiary, as the case may be. Common Shares purchased under the Plan for each Participant will be credited to a Plan share account for each Participant (the "Plan Share Account").

8.
PURCHASE OF SHARES.    Payroll deductions and the Company Contributions (as defined in Section 14 below) will be retained in the Payroll Deduction Accounts until the end of each calendar month. The Company (or the applicable Subsidiary) will promptly forward all funds in the Payroll Deduction Accounts to the Purchasing Agent upon the conclusion of each month, which the Purchasing Agent will invest in Common Shares on each Investment Date. No interest will be paid on the funds in a Participant's Payroll Deduction Account pending their investment.

9.
INVESTMENT DATE.    With respect to all payments made by the Participant under the Plan and except as otherwise determined by the Committee, "Investment Date" means the first day following the last day of each month on which it is administratively feasible to invest in Common Shares.

10.
LIMITATIONS ON THE PURCHASE OF SHARES.    Each Participant is limited in the amount of payroll deductions which may be made and credited to the Plan in any year. Until further action by the Committee, all payroll deductions made and credited to the Plan from any Participant may not exceed five percent (5%) of the Participant's annual base salary (or, in the case of Sales Managers, 5% of the Participant's commissions earned in each pay period).

11.
REPORTS TO PARTICIPANTS.

(a)
Each Participant in the Plan will receive a printed quarterly statement of account. These statements are a record of the date and cost of each purchase made pursuant to the Plan and should be retained for income tax purposes. In addition, each Participant will receive, from time to time, copies of all reports, proxy statements, and other communications distributed to holders of the Common Shares generally.

(b)
Prior to making any purchases under the Plan, the Purchasing Agent will communicate to the Company the total number of shares to be purchased on behalf of the Participants, including Participants who are directors or officers of the Company (the "Section 16 Insiders") within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Purchasing Agent will, with respect to purchases made hereunder on behalf of any Section 16 Insider, send an electronic confirmation to each Section 16 Insider, stating the number of Common Shares purchased and the purchase price therefor before the end of the business day on which such purchase occurred.

12.
TERMINATION OF PARTICIPATION.    A Participant may terminate his or her participation in the Plan by giving thirty days' written notice to the Human Resources Department. Upon such notice to terminate participation in the Plan, the Eligible Employee will cease to be a Participant and the balance of the uninvested funds in the Participant's Payroll Deduction Account, if any, shall be remitted to the Participant.

13.
PURCHASE PRICE.    The purchase price to the Participant of Common Shares purchased will be 100% of the weighted average price paid by the Purchasing Agent in all such purchases made on the applicable Investment Date. No commission or service charge is paid by a Participant in connection with purchases under the Plan.

14.
COMPANY CONTRIBUTION.    Subject to Section 18 below, immediately prior to forwarding funds in each Participant's Payroll Deduction Account pursuant to Section 8, the Company will make a cash contribution as additional compensation (the "Company Contribution") to each Participant's Payroll Deduction Account equal to 50% of the amount of the Participant's payroll deductions for that month, provided that in no event will there be a Company Contribution on any payroll deductions in excess of the permitted amounts set forth in Section 10.

15.
TERMINATION OF EMPLOYMENT.    If a Participant's employment with the Company or a Subsidiary is terminated for any reason, participation in the Plan shall terminate on the date that notice of termination is provided (or, in the event of the Participant's death or retirement, on the date of death or retirement, as the case may be) and the balance of the uninvested funds in the Participant's Payroll Deduction Account, if any, shall be remitted to the Participant (or, in the event of the Participant's death, to the Participant's estate). As soon as is administratively feasible after the notice of termination has been given (or after the date of death or retirement), the Purchasing Agent will convert the Participant's Plan Share Account to a customer account with the Purchasing Agent, if one is available, or will transfer the Common Shares in the Participant's Plan Share Account to the Participant's personal brokerage account. In connection with the termination of a Participant's account, if a Participant (or the Participant's estate, guardian or beneficiary, as the case may be) requests in writing, the Purchasing Agent will sell full shares which the Participant requests the Purchasing Agent to sell and will deliver to the Participant (or the Participant's estate, guardian or beneficiary, as the case may be) the proceeds, less any brokerage fee or commission, any applicable taxes, and any other administrative costs of sale. A cash payment will be made in lieu of issuance of any fraction of a Common Share held in the Participant's Plan Share Account.

16.
TRANSFERABILITY OF PLAN INTEREST, RIGHTS AND COMMON SHARES.    The right to purchase Common Shares under this Plan may not be transferred by a Participant or an Eligible Employee, and may be exercised only by the Participant or an Eligible Employee or by his or her legal representative while an Eligible Employee of the Company or a Subsidiary. Common Shares in the Plan Share Account of a Participant may not be pledged or assigned, and any such purported pledge or assignment shall be void. A Participant who wishes to pledge or assign any such Common Shares in the Participant's Plan Share Account must first withdraw such Common Shares from the Plan Share Account.

17.
RIGHTS OF SHAREHOLDER.

(a)
Common Shares in a Participant's Plan Share Account will be held in the name of the Participant or in the Plan's name as "nominee". The number of Common Shares in a Participant's Plan Share Account under the Plan will be shown on the Participant's statement of account.

(b)
If and when any cash dividend is payable with respect to Common Shares in the Participant's Plan Share Account, including a pro rata dividend on fractional Common Shares, such dividend will be re-invested in Common Shares to be credited to the Participant's Plan Share Account.

(c)
Any distribution of Common Shares on account of a dividend payable in Common Shares or a split of Common Shares attributable to Common Shares in a Participant's Plan Share Account will be added to such account.

(d)
For each meeting of shareholders of the Company, each Participant will receive proxy materials of the Company that will enable the Participant to vote the Common Shares owned by the Participant in the Participant's Plan Share Account.

18.
WITHDRAWAL OR SALE OF SHARES FROM PLAN ACCOUNT.    A Participant may withdraw Common Shares from the Participant's Plan Share Account at any time. However, if any Common Shares are withdrawn from the Plan Share Account, the Participant will not receive a Company Contribution with respect to any payroll deductions made and credited to such Participant's Payroll Deduction Account for a period of twelve months after the date of such withdrawal, unless otherwise determined by the Committee. Common Shares in a Participant's Plan Share Account may be withdrawn by a Participant by notifying the Human Resources Department in writing, specifying the number of shares to be withdrawn. Certificates for whole Common Shares so withdrawn will be issued to and registered in the name of the Participant, unless the Participant, by written notice to the Purchasing Agent, requests that the Purchasing Agent sell such shares for the Participant's account. If a Participant requests such sale, the sale will be made by the Purchasing Agent for the Participant's account within a reasonable time after the Participant's withdrawal is processed. The Participant will be entitled to receive the proceeds from any withdrawal or sale, less any brokerage fees or commissions, any applicable taxes, and any other administrative costs of sale, which fees and costs will either be deducted from the withdrawal or sale proceeds or invoiced to the Participant. A cash payment will be made in lieu of issuance of any fraction of a Common Share held in the Participant's Plan Share Account.

19.
TAX CONSEQUENCES.    For a participant who is a resident of the United States for income tax purposes, the amounts used to purchase Common Shares under this Plan will be taxable to the Participant as ordinary compensation. The amount of the Company Contribution attributable to purchases made under the Plan will also be treated for United Stated federal income tax purposes as ordinary compensation to the Participant. In addition, commission and brokerage fees paid by the Company in connection with purchases of Common Shares under the Plan will be taxable income to the Participants in an amount equal to each Participant's pro rata share of such commission and fees and will be reported as ordinary income for the calendar year by the Company or the applicable Subsidiary with respect to each Participant's Plan Share Account. Appropriate taxes will be withheld from compensation otherwise payable to employees participating in the Plan.

For a participant who is a resident of Canada for income tax purposes, the portion of the Participant's annual base salary that the Participant designates in the Authorization Form referred to in Section 6 will be subject to regular income tax and other source deductions. The amount of the Company Contributions will be treated as a taxable benefit from employment and will be subject to regular income tax and other source deductions. In addition, commission and brokerage fees paid by the Company in connection with purchases of Common Shares under the Plan will be taxable income to the Participants in an amount equal to each Participant's pro rata share of such commission and fees and will be reported as ordinary income for the calendar year by the Company or the applicable Subsidiary with respect to each Participant's Plan Share Account. Appropriate taxes will be withheld from compensation otherwise payable to employees participating in the Plan.

Participants are advised to consult their own tax advisors to determine the particular federal, state, local, and foreign income tax consequences that may result from their participation in the Plan and the subsequent sale or other disposition of Common Shares under the Plan. The income tax consequences vary by jurisdiction.

20.
ADJUSTMENTS UPON CHANGE IN SHARES.    In the event of any change in the Common Shares subject to the Plan by reason of a merger, consolidation, reorganization, or other corporate transactions or of a stock dividend, stock split, or other capital adjustment, the total number and class of shares that may be offered and sold under this Plan shall be appropriately adjusted as deemed equitable by the Board of Directors of the Company (the "Board"). In the event of any other change affecting the Common Shares, such adjustment shall be made as may be deemed equitable by the Board to give proper effect to such event.

21.
TERMINATION OR AMENDMENT OF THE PLAN.

(a)
The Plan and all rights of Eligible Employees and Participants shall terminate:

(i)
on the day that the Participants become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Plan, unless extended by the Board; or

(ii)
at any time, at the discretion of the Board.

  (b)
  If on the day the Plan terminates, Participants are entitled to purchase a number of Common Shares greater than the number of shares remaining available for purchase under the Plan, the available Common Shares shall be allocated by the Board (or the Committee) among such Participants in such manner as it deems fair. Upon termination of the Plan, all cash amounts in the Payroll Deduction Accounts of the Participants shall be carried forward into the Participant's payroll deduction account under a successor plan, if any, or promptly refunded.

  (c)
  Upon the termination of the Plan, certificates for whole Common Shares in a Participant's Plan Share Account under the Plan will be issued, and a cash payment will be made in lieu of issuance of any fraction of a Common Share.

  (d)
  The Board may amend, suspend or modify the Plan at any time; provided, however, that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the NASDAQ National Market System or, if the Common Shares are not traded on the NASDAQ National Market System, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Notice of any such amendment, suspension or modification will be sent to all Participants. Any such amendments, suspensions or modifications shall conclusively be deemed to be accepted by the Participant, unless prior to the effective date of any such amendment as set forth in the notice, the Human Resources Department receives written notice of termination of the Participant's account.

22.
COMPLIANCE WITH SECURITIES LAWS.    No Common Shares may be purchased under this Plan until the Company has taken all actions then required to comply with the Securities Act of 1933, as amended, the Exchange Act, any applicable state or Canadian provincial securities laws, and the rules of any exchange or association on which the Common Shares may be listed.

23.
EFFECTIVE DATE.    The Company's Board of Directors adopted this Employee Stock Purchase Plan on March 15, 2005 subject to shareholder approval. The effective date of this Plan is April 28, 2005, the date of such shareholder approval.

24.
ADDITIONAL INFORMATION.    For questions regarding enrollment in the Plan and changes in payroll deductions please contact the Human Resources Department at 1-877-707-7100. For all other questions regarding the Plan, please contact the Purchasing Agent at the appropriate address provided by the Purchasing Agent.

Annex B

ALDERWOODS GROUP, INC.

2005 EQUITY INCENTIVE PLAN

1.
Purpose.    The purpose of the 2005 Equity Incentive Plan is to attract and retain officers, Directors and other key employees of Alderwoods Group, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

2.
Definitions.    As used in this Plan,

(a)
"Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 12 of this Plan, such committee (or subcommittee).

(b)
"Business Combination" will have the meaning provided in Section 8 of this Plan.

(c)
"Canadian Tax Act" means the Income Tax Act (Canada), as amended from time to time.

(d)
"Change in Control" will have the meaning provided in Section 8 of this Plan.

(e)
"Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f)
"Committee" means the Compensation Committee of the Board.

(g)
"Common Shares" means the shares of common stock, par value $0.01 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 7 of this Plan.

(h)
"Company" means Alderwoods Group, Inc., a Delaware corporation.

(i)
"Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

(j)
"Date of Grant" means the date specified by the Committee on which a grant of Option Rights or Restricted Stock Units will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(k)
"Director" means a member of the Board of Directors of the Company.

  (l)
  "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

  (m)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

  (n)
  "Incumbent Board" will have the meaning provided in Section 8 of this Plan.

  (o)
  "Management Objectives" means, when so determined by the Committee, the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Option Rights, Restricted Stock Units and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other companies. The Management Objectives applicable to any award to a Covered Employee will be based on specified levels of or growth in one or more of the following criteria:

  1.
  revenues;
  2.
  earnings before interest and taxes (EBIT);
  3.
  earnings before taxes;
  4.
  net income;
  5.
  operating margins;
  6.
  operating income;
  7.
  share price;
  8.
  debt, net debt and/or debt reduction;
  9.
  EBITDA;
  10.
  EBITDA to revenue ratio;
  11.
  EBITDA to debt ratio;
  12.
  EBITDA to net debt ratio;
  13.
  cash flow and/or net cash flow;
  14.
  earnings per share;
  15.
  debt to capital ratio;
  16.
  return on total capital;
  17.
  return on invested capital;
  18.
  return on equity;
  19.
  return on assets;
  20.
  total return to shareholders;
  21.
  receivables;
  22.
  inventory;

    23.
    number of funeral services performed; and
    24.
    number of locations.

    If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.

  (p)
  "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the NASDAQ National Market System or such other principal exchange on which Common Shares are then trading or, if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if the Common Shares are not then listed on any stock exchange, as otherwise determined by the Committee.

  (q)
  "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

  (r)
  "Optionee" means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

  (s)
  "Option Price" means the purchase price payable on exercise of an Option Right.

  (t)
  "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

  (u)
  "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an employee of the Company or a Subsidiary or a Non-Employee Director.

  (v)
  "Person" will have the meaning provided in Section 8 of this Plan.

  (w)
  "Plan" means this 2005 Equity Incentive Plan.

  (x)
  "Restricted Stock Unit" means an award made pursuant to Section 5 of this Plan of the right to receive Common Shares at the end of a specified period.

  (y)
  "Restriction Period" means the period of time during which Restricted Stock Units are subject to deferral, as provided in Section 5 of this Plan.

  (z)
  "Spread" means the excess of (i) the Market Value per Share on the date when an Option Right is exchanged for a Tandem Appreciation Right over (ii) the Option Price provided for in the exchanged Option Right.

  (aa)
  "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority), which securities entitled the holder to elect a majority of the directors of such corporation, company or entity, are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

  (bb)
  "Tandem Appreciation Right" means a right that entitles a Participant to a number of Common Shares equal in value to the Spread.

  (cc)
  "Voting Stock" means, at any time, securities entitled to vote generally in the election of Directors.

3.
Shares Available Under the Plan.

(a)
Subject to adjustment as provided in Section 3(b) and Section 7 of this Plan, the number of Common Shares that may be issued or transferred upon the exercise of Option Rights, as Restricted Stock Units at the end of the Restriction Period or in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 1,800,000 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(b)
The number of shares available in Section 3(a) above will be adjusted to account for shares relating to awards that expire or are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award will again be available for issue or transfer hereunder.

(c)
Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 7 of this Plan, no Participant will be granted Option Rights or Restricted Stock Units that specify Management Objectives for more than 500,000 Common Shares during any calendar year.

4.
Option Rights.    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

  (a)
  Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

  (b)
  Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

  (c)
  Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least six months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment. Notwithstanding the foregoing, the grant in respect of Participants who are residents of Canada for purposes of the Canadian Tax Act will specify that the Option Price will be payable in cash or check acceptable to the Company.

  (d)
  To the extent permitted by law, any grant to a Participant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker (including a short sale by a broker prior to issuance of the Common Shares) on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

  (e)
  Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

  (f)
  Each grant will specify when the Option Rights or installments thereof will become exercisable; provided, however, that Option Rights may not become exercisable by the passage of time sooner than ratably over three years and the grant may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

  (g)
  Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights. If the grant of Option Rights provides that Management Objectives must be achieved to result in the exercisability (or earlier exercisability) of the Option Rights, the Option Rights may not become exercisable sooner than one year from the date of grant.

  (h)
  Any grant of Option Rights may provide that (i) the Optionee, at any time during the term of the Option Right, may elect immediately prior to the exercise of an Option Right and (ii) the Committee, at the time immediately prior to the exercise by an Optionee of an Option Right, may require that the Optionee so elect, to exchange an Option Right for a Tandem Appreciation Right. Such an exchange will require an immediate exercise of the Tandem Appreciation Right and will cause the immediate termination of the related Option Right. For greater certainty, an exchange of an Option Right for a Tandem Appreciation Right may only be made when the relevant Option Right is otherwise exercisable.

  (i)
  Option Rights granted under this Plan will not be "incentive stock options" under Section 422 of the Code or any successor provision.

  (j)
  The Committee may at the Date of Grant of any Option Rights, provide (other than with respect to a grant to a Participant who is a resident of Canada for purposes of the Canadian Tax Act) for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

  (k)
  No Option Right will be exercisable more than 10 years from the Date of Grant.

  (l)
  Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to the Plan and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5.
Restricted Stock Units.    The Committee may also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(a)
Each such grant or sale will constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify, consistent with Section 5(c).

(b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)
Each such grant or sale will be subject to a Restriction Period of not less than three years, as determined by the Committee at the Date of Grant; provided, however, that if the grant of Restricted Stock Units provides that Management Objectives must be achieved to result in a lapse of the Restriction Period (or the earlier lapse of the Restriction Period), the restrictions may not lapse sooner than one year from the date of grant. Notwithstanding the foregoing, any grant may provide for the earlier lapse or other modification of such Restriction Period in the event of a Change in Control.

(d)
During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote the shares underlying the Restricted Stock Units, but the Committee may (other than with respect to a grant to a Participant who is a resident of Canada for purposes of the Canadian Tax Act) at the Date of Grant authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

  (e)
  Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to the Plan and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.

6.
Transferability.

(a)
Except as otherwise determined by the Committee, no Option Right, Tandem Appreciation Right or Restricted Stock Unit granted under the Plan will be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights will be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

(b)
The Committee may specify at the Date of Grant that part or all of the Common Shares that are to be issued or transferred by the Company upon the exercise of Option Rights or Tandem Appreciation Rights or upon the termination of the Restriction Period applicable to Restricted Stock Units will be subject to further restrictions on transfer.

7.
Adjustments.    The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights and Restricted Stock Units granted hereunder, in the Option Price, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board may, in its discretion, make such adjustments in outstanding awards under this Plan as it, in good faith, may determine to be equitable in the circumstances, including, without limitation, the revision, cancellation or termination of any outstanding awards, or the change, conversion or exchange of Common Shares under outstanding Option Rights into or for securities or property of another corporation. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 7.

8.
Change in Control.    For purposes of this Plan, a "Change in Control" will mean, with respect to a Participant, a change in control as defined in any employment, severance or other agreement between the Company or any Subsidiary and the Participant, or if there is no such agreement in effect that contains a definition of change in control, the occurrence of one or more of the following events:

(a)
the acquisition by any individual, entity or group (a "Person") of beneficial ownership of 30% or more of the combined voting power of the then outstanding Voting Stock of the Company; provided, however, that the following acquisitions will not constitute a Change in Control: (1) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined below), (2) any acquisition by the Company of Voting Stock of the Company, (3) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (4) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination (as defined below) that would not constitute a Change in Control;

(b)
the consummation of a reorganization, amalgamation, merger or consolidation, a sale or other disposition of all or substantially all of the assets of the Company, or other transaction (each, a "Business Combination") in which all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination less than 40% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination;

(c)
individuals who, as of the date on which this Plan is first approved by the shareholders of the Company, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination) will be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(d)
the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not constitute a Change in Control.

9.
Fractional Shares.    The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

10.
Withholding Taxes.    To the extent that the Company or a Subsidiary is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company or a Subsidiary for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company or a Subsidiary for payment of the balance of such taxes required to be withheld, which arrangements may include (if so determined by the Committee in its sole discretion) relinquishment of a portion of such benefit. The Company or a Subsidiary and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required. In no event, however, shall the Company or a Subsidiary accept Common Stock for the payment of taxes in excess of the required tax withholding rate, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Stock owned for more than six months to satisfy any tax obligations resulting from any such transaction.

11.
Foreign Employees.    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or Canada as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

12.
Administration of the Plan.

(a)
This Plan will be administered by the Committee, which may from time to time delegate all or any part of its authority under this Plan to a subcommittee consisting of not less than two Non-Employee Directors appointed by the Committee. A majority of the Committee (or subcommittee) will constitute a quorum, and the action of the members of the Committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to any such subcommittee.

(b)
The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights or Restricted Stock Units and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith.

  (c)
  The Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization sets forth the total number of Common Shares such officer(s) may grant; and (C) the officer(s) shall report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

13.
Amendments, Etc.

(a)
The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the NASDAQ National Market System or, if the Common Shares are not traded under the NASDAQ National Market System, the principal national securities exchange upon which the Common Shares are traded or quoted, will not be effective unless and until such approval has been obtained.

(b)
The Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right will be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 13(b) is intended to prohibit the repricing of "underwater" Option Rights and will not be construed to prohibit the adjustments provided for in Section 7 of this Plan.

(c)
The Committee may condition the grant of any award authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant for any future period.

  (d)
  To the extent permitted under Section 409A of the Code, the Committee may, in its sole discretion, (i) accelerate the time at which an Option Right not immediately exercisable in full may be exercised or when the Restriction Period applicable to Restricted Stock Units will end, (ii) accelerate the time when any transfer restriction imposed pursuant to Section 6(b) of this Plan will terminate, or (iii) waive any other limitation or requirement under any award, in the case of (A) termination of the Participant's employment by reason of the Participant's death or disability, (B) termination of the Participant's employment pursuant to an agreement between the Participant and the Company or a Subsidiary, or (C) an unforeseeable emergency or other special circumstances.

  (e)
  This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

  (f)
  The Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, but subject to Section 7 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

14.
Compliance with Section 409A of the Code.    To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. The Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause the Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

15.
Governing Law.    The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

16.
Termination.    No grant will be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

17.
General Provisions.

(a)
No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

  (b)
  Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

  (c)
  No Participant shall have any rights as a shareholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

  (d)
  If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 28, 2005
10:30 a.m. (Eastern Daylight Time)

New York Marriott East Side
Second Floor
525 Lexington Avenue
New York, NY 10017

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 28, 2005.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Ellen Neeman, and Kenneth Sloan, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of directors:	01	Lloyd E. Campbell	06	Olivia F. Kirtley	☐	Vote FOR	☐	Vote WITHHELD
	02	Anthony G. Eames	07	John S. Lacey		all nominees		from all nominees
	03	Charles M. Elson	08	William R. Riedl		(except as marked)
	04	David R. Hilty	09	W. MacDonald Snow, Jr.
	05	Paul A. Houston
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of Alderwoods Group, Inc. Employee Stock Purchase Plan.	☐ For ☐ Against ☐ Abstain

3.	Approval of Alderwoods Group, Inc. Equity Incentive Plan.	☐ For ☐ Against ☐ Abstain

4.	To act on such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 AND 3.
Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)
Alderwoods Group, Inc. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
ALDERWOODS GROUP, INC. 311 Elm Street, Suite 1000 Cincinnati, Ohio 45202-2706
Notice of Annual Meeting of Shareholders To be held on April 28, 2005
TABLE OF CONTENTS
TABLE OF CONTENTS (continued)
ALDERWOODS GROUP, INC. 311 Elm Street, Suite 1000 Cincinnati, Ohio 45202-2706
Proxy Statement
In connection with the Annual Meeting of Shareholders to be held on April 28, 2005
Dated as of April 4, 2005
VOTING OF PROXIES
REQUIRED VOTES
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
THE BOARD, COMMITTEES OF THE BOARD AND DIRECTOR COMPENSATION
PROPOSAL NO. 2 — APPROVAL OF ALDERWOODS GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 3 — APPROVAL OF ALDERWOODS GROUP, INC. 2005 EQUITY INCENTIVE PLAN
INDEPENDENT AUDITOR FEES
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT
PERFORMANCE GRAPH
Common Share Price Performance Graph January 2, 2002 — January 1, 2005
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
SUBMISSION OF SHAREHOLDER PROPOSALS
FORM 10-K
  Annex A
ALDERWOODS GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN
  Annex B
ALDERWOODS GROUP, INC. 2005 EQUITY INCENTIVE PLAN
The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.